UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Annual Report May 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Georgia Municipal Bond Fund	FGATX	FGCCX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	FAFLX	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FDCCX	FCNCX	FCNRX
Nuveen Tennessee Municipal Bond Fund	FTNTX	FTNDX	FTNCX	FTNRX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

July 26, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, and Steven M. Hlavin review economic and market conditions, key investment strategies and the performance of the Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund. Dan has managed the Georgia, North Carolina, and Tennessee Funds since 2007, and Steve has managed the Louisiana Fund since 2011.

What factors affected the U.S. economy and national municipal bond market during the twelve-month reporting period ended May 31, 2016?

Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the first quarter of 2016, real GDP increased at an annual rate of 0.8%, as reported by the “second” estimate of the Bureau of Economic Analysis, down from 1.4% in the fourth quarter of 2015.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in May 2016 from 5.5% in May 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in April 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.7% and 5.4%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. Lower energy prices and tepid wage growth also weighed on inflation during this reporting period. The Consumer Price Index (CPI) rose 1.0% over the twelve-month period ended May 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidate with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

With the current expansion on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s referendum on whether Britain should leave the European Union (EU), colloquially known as “Brexit,” dampened the Fed’s outlook. These concerns led the Fed to again hold rates steady at its June meeting (after the close of this reporting period). Subsequent to the close of this reporting period, on June 23, 2016, the U.K. voted in favor of leaving the EU. The event triggered considerable market volatility, with a steep drop in the U.K. sterling, turbulence in global equity markets and a rotation into safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries.

The broad municipal bond market performed well in the twelve-month reporting period, supported by falling interest rates, a favorable supply-demand balance and generally improving credit fundamentals. Early in the reporting period, interest rates rose on the expectation that the Fed would begin to raise short-term interest rates in the latter half of 2015. However, with the Fed’s first increase delayed until December and its indication of a more gradual path of increases in 2016, interest rates trended lower over the remainder of the period. Municipal market yields moved in tandem with broader interest rates, ending the reporting period below where they started. However, while the yields on intermediate- and longer-dated bonds posted sizeable declines, the yields of short-dated bonds increased slightly over the reporting period. This caused the municipal yield curve to flatten over the reporting period.

The municipal market’s supply-demand balance was generally favorable over this reporting period. Over the twelve months ended May 31, 2016, municipal bond gross issuance nationwide totaled $384.5 billion, a 5.2% drop from the issuance for the twelve-month reporting period ended May 31, 2015. Despite the drop, gross issuance remains elevated as issuers continue to actively and aggressively refund their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gap between gross and net issuance has been an overall positive technical factor on municipal bond investment performance.

While supply has tightened, investor demand for municipal bonds has risen. Municipal bond mutual funds reported net inflows in 2015, and the inflows for the first four months of 2016 has already exceeded 2015’s total volume for the year. The bouts of heightened volatility across other assets that carry more risk, uncertainty about the Fed’s rate increases and the low to negative yields of European and Asian bonds have bolstered the appeal of municipal bonds’ risk-adjusted returns and tax-equivalent yields. The municipal bond market is less directly influenced by the Fed’s rate adjustments and its demand base is largely comprised of U.S. investors, factors which have helped municipal bonds deliver relatively attractive returns with less volatility than other market segments.

The fundamental backdrop also remained supportive for municipal bonds. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better

6	NUVEEN

expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

What were the economic and market conditions in Georgia, Louisiana, North Carolina and Tennessee during the twelve-month reporting period ended May 31, 2016?

Georgia’s economy continues to grow, with 3.1% year-over-year employment growth. As of May 2016, unemployment in Georgia was 5.3%, down from 6.3% in May 2015, but still above the national rate of 4.7%. Georgia’s economy continues to be well diversified, although geographically concentrated around the Atlanta metropolitan area. Home prices in the Atlanta area, were up 6.5% year-over-year as of April 2016 (most recent data available at the time this report was prepared), ahead of the national average of 5.0%, according to the S&P/Case-Shiller Home Price Index. The state’s revenues have been tracking above budget. Total net tax revenue collections were 9.9% higher through April 2016, as compared to April 2015. Georgia’s Revenue Shortfall Reserve, or rainy day fund, stands at $1.4 billion in January 2016. That is the largest balance since before the great recession. For Fiscal 2017, Georgia adopted a $23.7 billion state budget, increasing state spending by $1.9 billion over the Fiscal 2016 budget. Much of the spending increase ($825 million) is to fund the transportation bill that was passed in the 2015 legislative session. The Fiscal 2017 budget also provides $300 million in additional funds for K-12 education in an effort to further reduce the austerity cuts from prior years. In November 2014, voters in Georgia approved a constitutional amendment to prevent the state from increasing the maximum individual income tax rate above 6%. The Georgia Senate has decided to let voters decide in the fall of calendar year 2016 whether to reduce the maximum state income tax from 6% to 5.2%. Individual income tax is Georgia’s largest revenue source accounting for about half of the state’s general fund budget. As of June 2016 (subsequent to the close of this reporting period), Georgia’s general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively. For the twelve months ended May 31, 2016, municipal issuance in Georgia totaled $6.8 billion, a gross issuance decrease of 1.0% from the twelve months ended May 31, 2015.

Louisiana’s commodity-based economy, which had been a boon for Louisiana until 2014 and led to a lower unemployment rate relative to the nation, is now a credit negative. The sharp drop in oil prices has translated into lower revenues for the state. The weakness in the energy sector has compounded the problem, as the state’s budget had been structurally imbalanced well before oil prices began to fall in 2014. Louisiana’s unemployment rate of 6.3% in May 2016 was well above that of the nation at 4.7%. The state has generated General Fund operating deficits in five of the past six fiscal years. Revenues have consistently underperformed relative to budgeted expectations. The use of one-time revenue sources to close budgetary gaps has been a common funding mechanism, but those one-time shots have just about disappeared. Louisiana faced a substantial $1.6 billion budget gap for Fiscal Year 2016 and faces at least a $2 billion gap for Fiscal 2017, which is equal to about 20% of General Fund revenues. Governor John Bel Edwards has proposed a combination of both spending cuts and revenue raising measures to close the gap. Louisiana has an above-average debt burden. Based on Moody’s 2015 debt medians, Louisiana’s net tax-supported debt was 3.9% of personal income, placing it 15th highest among the states. Moody’s downgraded its rating for the State of Louisiana’s general obligation debt from Aa2 to Aa3, with a negative outlook in February 2016. Fitch downgraded the state’s debt from AA to AA- in April 2016. S&P’s rating of AA still stands. Louisiana issued $3.1 billion in municipal bonds during the twelve months ended May 21, 2016, a gross issuance decrease 45.7% year over year.

North Carolina’s growth has picked up and is now outpacing most of its peers. In 2015, the gross state product for North Carolina grew 2.7% compared to 1.4% the prior year, moving its ranking up to 10th among all states. As of May 2016, the state’s unemployment rate was 5.1%. North Carolina has worked to transition its economy away from old-line manufacturing into sectors oriented toward research, technology and services and the combination of experience and a focus on the future resulted in Raleigh being selected as the site for a new federally subsidized institute for technology-based manufacturing. Once a leader in textiles, furniture and tobacco, the state’s manufacturing sector was not expected to resume its role as a major driver in the North Carolina economy but manufacturing has continued to represent a significant number of the state’s jobs. Almost 11% of total employment is in manufacturing and the sector has added 9,500 jobs during the recovery. The federal government remained the largest employer in the state due to the large military installments, including Fort Bragg and Camp Lejeune, which are the two largest employers in the state with more than 110,000 workers. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 5.0% during the twelve months ended April 2016 (most recent data available at the time this report was prepared). North

NUVEEN	7

Portfolio Managers’ Comments (continued)

Carolina closed Fiscal Year 2015 with an operating surplus and Fiscal Year 2016 revenue projections indicate another strong financial performance. As of May 2016, Moody’s, S&P and Fitch rated North Carolina general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2016, municipal issuance in North Carolina totaled $6.4 billion, a gross issuance increase of 12% from the previous twelve months.

Tennessee’s economy is growing strongly, ranking Tennessee 16th in terms of GDP growth by state. As of May 2016, the state’s unemployment rate dropped to 4.1%, compared to the national rate of 4.7%. Manufacturing, which accounts for an above average 11.5% of the state’s jobs compared with 8.8% nationally, has been a bright spot and is expected to continue to benefit from major capital investments in Tennessee factories. Vehicle manufacturing jobs account for approximately one third of the state’s manufacturing employment, a sector supported over the last twelve months by strong auto sales nationwide. Additionally, a focus on economic development and job creation has led to numerous companies relocating to the state or expanding operation over the last two years and been an important factor in the state’s recovery. Jobs growth has attracted in-migration and has supported increasing real estate prices. According to the U.S. Federal Housing Finance Agency, home prices for Tennessee increased by 5.8% year-over-year for January 2016. At the close of Fiscal 2015, the state’s General Fund maintained a fund balance of $2.6 billion, or 13% of revenues. This includes the state’s rainy day fund of $492 million intended to allow for a margin of revenue fluctuation. Revenues for Fiscal 2016 are favorably tracking ahead of budget, led by strong year-over-year growth in sales taxes. Because Tennessee does not have an income tax, the state depends largely on sales taxes, which account for approximately 55% of all state tax revenues. The adopted Fiscal 2017 state budget totals $34.8 billion, a modest 2.8% increase over the prior year. The budget is balanced with recurring revenues and no tax increases. Favorably, Tennessee has historically demonstrated a commitment to building reserves and the new budget seeks to put another $100 million into the rainy day fund, bringing it to an estimated $668 million on June 30, 2017. The state of Tennessee has very low debt levels. It ranks 45th in terms of debt for its size. Debt levels have stayed consistently low for at least the past ten years. As of June 2016, Tennessee’s general obligation bonds maintained ratings of Aaa from Moody’s and AAA from S&P. For the twelve months ended May 31, 2016, Tennessee issued $4.7 billion in municipal bonds, a gross issuance decrease of 0.1% from the twelve months ended May 31, 2015.

How did the Funds perform during the twelve-month reporting period ended May 31, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable one-year, five-year, ten-year and since-inception periods ended May 31, 2016. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the reporting period, the Class A Shares at NAV of the Louisiana and Tennessee Funds modestly outperformed the S&P Municipal Bond Index, while the Georgia and North Carolina Funds trailed this performance measure. Each of the four Funds outpaced its Lipper classification average.

What key strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Georgia Municipal Bond Fund

The Nuveen Georgia Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period. This underperformance came despite a positive contribution from our duration and yield curve stance. In general, we were overweighted in the longest dated bonds, which were best positioned to benefit from falling long-term interest rates, and underweighted in the shortest-maturity issues, which struggled as rates on short-term debt rose.

However, the Fund’s credit rating positioning detracted in relative terms. Most notably, we were underweighted in single B rated bonds. This primarily consisted of tobacco securitization bonds, a predominantly below investment grade category that performed

8	NUVEEN

extremely well during this reporting period. There are no Georgia-issued tobacco bonds, and we were unwilling to invest in tobacco issues outside the state, so our forced lack of exposure to the category hindered relative performance.

Sector positioning modestly hampered results. In particular, the Fund was overweighted in pre-refunded bonds. These high quality, short maturity securities were laggards in a market environment that generally favored longer-dated, lower-rated credits. Another challenge was having less exposure than the index to public power bonds. In light of this sector’s relative outperformance, the Fund would have benefited from maintaining more exposure to the category. On the positive side, the Fund was helped by its overweighting in the health care sector.

Individual security selection added to the Fund’s results, led by various longer-dated holdings, including tender option bonds (TOBs). TOBs, also known as inverse floating rate securities, are derivative contracts we use in an attempt to increase the Fund’s distributable income and enhance total return by adding a small amount of leverage. As long-term interest rates declined, these long-duration bonds performed well, as expected. One exception to the favorable security selection, however, was our holding in Baldwin County Oconee Regional Medical Center bonds. This issuer experienced weakening credit quality during the reporting period, causing its bonds to lose value. We continue to hold this position.

The Fund received substantial new investment inflows during the reporting period. These, along with the proceeds of bond calls, maturities and limited sales, provided the assets we needed to keep the Fund fully invested or nearly so throughout the reporting period.

Many of our new purchases consisted of higher quality bonds, which regularly make up a sizeable percentage of the Georgia marketplace. We also favored intermediate and longer maturities, as these allowed us to keep the Fund’s duration where we wanted it. New purchases, taking place in various sectors, included state and local general obligation, local appropriation, transportation, dedicated tax, public utility bonds and water/sewer bonds.

In the first half of the reporting period, we eliminated the Fund’s small position in a credit default swap on the debt obligations of the U.S. territory of Puerto Rico, as the position no longer met our management objectives. During the current reporting period, the swap had a negligible impact on performance. The Fund lacked any exposure to U.S. territorial bonds and was entirely invested in Georgia municipal debt.

Nuveen Louisiana Municipal Bond Fund

The Nuveen Louisiana Municipal Bond Fund slightly outperformed the S&P Municipal Bond Index for the twelve-month reporting period. The Louisiana municipal marketplace features a greater proportion of weaker quality bonds than many other states. Thus, our natural overweighting in bonds with lower credit ratings added value relative to the national index. In particular, the Fund was significantly overweighted in bonds with credit ratings of BBB and A and underweighted in AAA rated and AA rated issues. Both stances were helpful in a market environment favoring lower rated credits, as investors looked for opportunities to capture added yield.

Duration and yield curve positioning were another positive performance factor. Our emphasis on bonds with more interest rate sensitivity added value, as rates rose across most of the yield curve.

On a sector basis, our decision not to maintain any exposure to Louisiana general obligation (GO) debt helped results, as these bonds underperformed amid financial difficulties at the state level. Instead, we favored dedicated sales tax bonds, and our holdings in this category tended to perform well. The Fund benefited from an overweighting in higher education bonds. Despite the state’s budgetary pressures and spending cuts targeted at its public colleges and universities, our portfolio holdings performed well, given our focus on insured higher education debt or issues backed by special project revenues, such as parking facilities or dormitories. Overweightings in the water/sewer and hospital sectors were helpful performance factors, in light of the sector’s outperformance. That said, some of the individual hospital issues we held produced modestly subpar results.

The corporate-backed industrial development revenue (IDR) sector was a source of difficulty. These revenue bonds are generally backed by corporations in the utility and basic materials industry. Although this sector outperformed the index nationally, we experienced difficulty with some of the specific IDR bonds we held. Corporate-backed bonds in Louisiana tend to be more focused on the

NUVEEN	9

Portfolio Managers’ Comments (continued)

energy market than those in other states. Our holdings in municipal debt affiliated with Marathon Oil and Valero Project produced positive but lagging returns. Also, we had a small average weighting in the bonds of Louisiana Pellets, whose newly constructed wood pellet manufacturing facility ceased operations during the reporting period, after the company’s German parent company declared bankruptcy in European courts.

Although security selection was negative overall, we did see good results from our bond picks in the local appropriation bond category. In the tobacco sector, the strongest performing sector nationally, the Fund’s exposure was shaped by the generally higher quality nature of the state’s tobacco issuance. Given the tailwind carrying lower rated bonds for the reporting period, our higher quality Louisiana tobacco holdings did not keep up with the predominantly lower rated tobacco issuance seen elsewhere in the country. However, we did benefit to the extent that the Fund was exposed to out-of-state tobacco bonds (including securities issued in Guam and California).

In making new Louisiana purchases during the reporting period, we generally focused on bonds with intermediate to longer maturities, purchases that enabled us to maintain our desired duration positioning. Within the state, our bond purchases included dedicated sales tax revenue bonds, insured public higher education bonds, water/sewer credits and health care bonds. Also, we participated in a New Orleans GO bond issue, using the proceeds generated when a similar issue was called. Otherwise, call activity was limited during the reporting period, and most of the assets for our purchases came from investment inflows. We also sold a portion of the Fund’s exposure to U.S. Virgin Islands debt and maintained no exposure to the debt of Puerto Rico.

Increasingly during the reporting period, we were adding to the Fund’s out-of-state exposure. Our goal was to take advantage of strong value opportunities we saw outside Louisiana. We were mindful of the fact that out-of-state bonds are not tax-advantaged for Louisiana residents, so we purchased them only when we believed that doing so offered enough additional yield to compensate investors for the additional state tax liability they might face. Our out-of-state purchases emphasized project revenue bonds with excess yield and enhanced liquidity, while we tended to avoid GO debt and other issues tied to heightened political risk. New purchases included tobacco issues from California and, in the transportation sector, Illinois Toll Highway Authority bonds.

Other out-of-state additions included various corporate-backed IDR credits, including bonds for the 3 World Trade Center Project (New York), the headquarters of Goldman Sachs (New York), U.S. Steel (Pennsylvania), LaGuardia Airport (New York), the Iowa Fertilizer Company and Gerdau Steel (Minnesota). All of these were relatively large bond issues widely held in multiple Nuveen portfolios and thoroughly researched by the firm’s analysts.

Nuveen North Carolina Municipal Bond Fund

The Nuveen North Carolina Municipal Bond Fund also underperformed the S&P Municipal Bond Index for the reporting period, due in part to sector allocation. In particular, we were overweighted in pre-refunded bonds, which lagged the market due to the securities’ high credit quality and short maturities, both of which were out-of-favor characteristics with investors. An overweighting in another high quality sector, local general obligation (GO) bonds, also hurt results.

The Fund’s security selection hampered relative performance, partly due to a lack of exposure to tobacco bonds in the Fund. This reflects the lack of tobacco issuance in the state. On the positive side, the Fund was helped by its overweighting in long duration bonds and underweighting in short dated issues. Relatedly, our long dated zero coupon bond holdings were strong performers in an environment of falling long-term interest rates, as was our exposure to tender option bonds.

Credit quality positioning also added value, led by increased exposure to non-rated bonds, which generally outperformed the index. Tempering this result was an underweighting in the A credit rating tier, which reflects the higher quality nature of the North Carolina municipal marketplace.

Receiving a healthy amount of new investment inflows, we were successful in keeping the Fund fully invested during this reporting period. Our purchases emphasized intermediate-maturity bonds, which enabled us to maintain our desired duration positioning and took place in both the new-issue and secondary municipal bond markets. We bought bonds across a diversified mix of sectors. Purchases included water/sewer bonds, local appropriation issues, local GO issues and a combination of public and private higher education bonds. Also, in a relatively rare opportunity to purchase lower-rated, higher-yielding North Carolina debt, we acquired a special assessment bond issue.

10	NUVEEN

Funds for these purchases primarily came from bond calls and maturities. We also engaged in limited bond selling when we saw opportunities to liquidate existing positions at prices we found attractive.

In the first half of the reporting period, we eliminated the Fund’s small position in a credit default swap on the debt obligations of the U.S. territory of Puerto Rico as the position no longer met our management objectives. During the current reporting period, the swap had a negligible impact on performance.

Nuveen Tennessee Municipal Bond Fund

The Nuveen Tennessee Municipal Bond Fund marginally outperformed the S&P Municipal Bond Index, due partly to favorable duration positioning. Specifically, our underweighting in short maturity bonds and overweighting in the market’s longest-duration issues added value.

Credit rating positioning also added to relative performance. An overweighting in the BBB tier of the market added value, as did our underweighting of AAA bonds, the highest-quality debt. Lower grade issues significantly outperformed their higher-quality counterparts, as investors were willing to take on more credit risk in an environment of low yields.

Security selection was a slightly positive performance factor, led by some of our long-duration holdings, including a position in tender option bonds. An underweighting in local general obligation debt negatively contributed, as did exposure to short duration, high quality issues.

With the proceeds of new investment inflows, bond calls and limited bond sales, we were able to keep the Fund essentially fully invested throughout the twelve months. Our purchases, diversified across various sectors, included airport, water/sewer, electric utility, higher education, health care, and local and state general obligation bonds. We also purchased a lower-rated issue of a continuing care retirement community. Most of these portfolio additions had intermediate maturities, allowing us to maintain our desired duration positioning.

Sales during the reporting period included liquidating small amounts of our alternative minimum tax (AMT) airport and higher education bonds. Also, in the first half of the reporting period, we sold a multi-family housing bond issue as we had developed some concerns about the credit quality of the issuer. In the first half of the reporting period, we eliminated the Fund’s small position in a credit default swap on the debt obligations of the U.S. territory of Puerto Rico, preferring to reinvest the proceeds elsewhere in the market. During the reporting period, the swap had a negligible impact on performance.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. The Funds have received notification by their current municipal bond pricing service that such service has agreed to be acquired by the parent company of another pricing service, and that the transaction is under regulatory review. Thus there is an increased risk that each Fund’s pricing service may change, or that the Funds’ current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

NUVEEN	11

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2016, the Funds had positive UNII balances for tax purposes. Georgia, Louisiana and Tennessee had positive UNII balances, while North Carolina had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

12	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

NUVEEN	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Georgia Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.28%	5.24%	4.23%
Class A Shares at maximum Offering Price	0.89%	4.34%	3.79%
S&P Municipal Bond Index	5.72%	5.23%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.64%	4.41%	3.98%

Class C2 Shares	4.64%	4.65%	3.66%
Class I Shares	5.47%	5.43%	4.44%

	Average Annual
	1-Year	Since Inception
Class C Shares	4.45%	4.35%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.15%	5.46%	4.45%
Class A Shares at maximum Offering Price	2.66%	4.56%	4.00%
Class C2 Shares	6.70%	4.90%	3.88%
Class I Shares	7.35%	5.66%	4.66%

	Average Annual
	1-Year	Since Inception
Class C Shares	6.32%	4.88%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.62%	1.38%	0.63%

Effective Leverage Ratio as of May 31, 2016

Effective Leverage Ratio	6.41%

14	NUVEEN

Growth of an Assumed $10,000 Investment as of May 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Louisiana Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.82%	6.02%	4.87%
Class A Shares at maximum Offering Price	1.38%	5.12%	4.42%
S&P Municipal Bond Index	5.72%	5.23%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.64%	4.41%	3.98%

Class C2 Shares	5.21%	5.44%	4.30%
Class I Shares	5.94%	6.21%	5.04%

	Average Annual
	1-Year	Since Inception
Class C Shares	4.93%	6.18%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.71%	6.13%	5.06%
Class A Shares at maximum Offering Price	3.16%	5.22%	4.61%
Class C2 Shares	7.19%	5.56%	4.49%
Class I Shares	8.10%	6.36%	5.25%

	Average Annual
	1-Year	Since Inception
Class C Shares	7.00%	6.67%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.85%	1.64%	1.40%	0.65%

Effective Leverage Ratio as of May 31, 2016

Effective Leverage Ratio	2.69%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of May 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen North Carolina Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.57%	5.16%	4.56%
Class A Shares at maximum Offering Price	1.14%	4.27%	4.11%
S&P Municipal Bond Index	5.72%	5.23%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.64%	4.41%	3.98%

Class C2 Shares	4.97%	4.58%	3.99%
Class I Shares	5.81%	5.35%	4.77%

	Average Annual
	1-Year	Since Inception
Class C Shares	4.63%	4.74%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.93%	5.45%	4.81%
Class A Shares at maximum Offering Price	3.37%	4.54%	4.36%
Class C2 Shares	7.32%	4.87%	4.24%
Class I Shares	8.07%	5.67%	5.02%

	Average Annual
	1-Year	Since Inception
Class C Shares	6.97%	5.39%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%

Effective Leverage Ratio as of May 31, 2016

Effective Leverage Ratio	1.86%

18	NUVEEN

Growth of an Assumed $10,000 Investment as of May 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Tennessee Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.78%	5.30%	4.83%
Class A Shares at maximum Offering Price	1.33%	4.41%	4.39%
S&P Municipal Bond Index	5.72%	5.23%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.64%	4.41%	3.98%

Class C2 Shares	5.21%	4.72%	4.26%
Class I Shares	6.00%	5.50%	5.04%

	Average Annual
	1-Year	Since Inception
Class C Shares	4.95%	4.79%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.70%	5.52%	5.03%
Class A Shares at maximum Offering Price	3.15%	4.63%	4.58%
Class C2 Shares	7.04%	4.94%	4.46%
Class I Shares	7.93%	5.73%	5.23%

	Average Annual
	1-Year	Since Inception
Class C Shares	6.78%	5.28%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.58%	1.34%	0.59%

Effective Leverage Ratio as of May 31, 2016

Effective Leverage Ratio	6.71%

20	NUVEEN

Growth of an Assumed $10,000 Investment as of May 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Yields as of May 31, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the Fund’s Taxable-Equivalent Yield would be lower.

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.28%	2.63%	2.90%	3.60%
SEC 30-Day Yield	1.27%	0.53%	0.78%	1.52%
Taxable-Equivalent Yield (32.3)%[2]	1.88%	0.78%	1.15%	2.25%

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.31%	2.70%	2.96%	3.66%
SEC 30-Day Yield	1.64%	0.90%	1.17%	1.91%
Taxable-Equivalent Yield (31.2)%[2]	2.38%	1.31%	1.70%	2.78%

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.82%	2.14%	2.36%	3.09%
SEC 30-Day Yield	1.08%	0.33%	0.58%	1.32%
Taxable-Equivalent Yield (32.1)%[2]	1.59%	0.49%	0.85%	1.94%

22	NUVEEN

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.03%	2.38%	2.62%	3.37%
SEC 30-Day Yield	1.27%	0.53%	0.79%	1.53%
Taxable-Equivalent Yield (32.3)%[2]	1.88%	0.78%	1.17%	2.26%
1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

NUVEEN	23

Holding

Summaries as of May 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Georgia Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.4%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	3.8%
Net Assets Plus Floating Rate Obligations	101.9%
Floating Rate Obligations	(1.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/General	24.2%
U.S. Guaranteed	17.0%
Water and Sewer	12.5%
Utilities	11.5%
Tax Obligation/Limited	11.3%
Health Care	10.2%
Education and Civic Organizations	8.1%
Other	5.2%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	24.7%
AA	48.7%
A	17.4%
BBB	5.1%
BB or Lower	1.4%
N/R (not rated)	2.7%
Total	100%

24	NUVEEN

Nuveen Louisiana Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.8%
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations	100.6%
Floating Rate Obligations	(0.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.2%
Education and Civic Organizations	15.4%
Health Care	12.2%
Transportation	12.1%
U.S. Guaranteed	7.2%
Water and Sewer	7.1%
Utilities	4.6%
Tax Obligation/General	4.1%
Other	18.1%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	8.0%
AA	39.3%
A	30.9%
BBB	9.5%
BB or Lower	3.9%
N/R (not rated)	8.4%
Total	100%

NUVEEN	25

Holding Summaries as of May 31, 2016 (continued)

Nuveen North Carolina Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	101.3%
Other Assets Less Liabilities	0.6%
Net Assets Plus Floating Rate Obligations	101.9%
Floating Rate Obligations	(1.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

U.S. Guaranteed	20.7%
Transportation	20.2%
Health Care	14.2%
Education and Civic Organizations	13.0%
Water and Sewer	11.6%
Tax Obligation/Limited	9.6%
Tax Obligation/General	6.9%
Other	3.8%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	34.3%
AA	51.3%
A	9.8%
BBB	3.6%
N/R (not rated)	1.0%
Total	100%

26	NUVEEN

Nuveen Tennessee Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	104.6%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations	105.6%
Floating Rate Obligations	(5.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

U.S. Guaranteed	16.4%
Health Care	15.4%
Water and Sewer	14.2%
Tax Obligation/General	13.8%
Utilities	13.7%
Tax Obligation/Limited	8.5%
Education and Civic Organizations	8.0%
Other	10.0%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	22.0%
AA	46.0%
A	19.3%
BBB	9.5%
N/R (not rated)	3.2%
Total	100%

NUVEEN	27

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2016.

The beginning of the period is December 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.30	$1,027.40	$1,028.70	$1,032.30
Expenses Incurred During the Period	$4.17	$8.21	$6.95	$3.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.90	$1,016.90	$1,018.15	$1,021.90
Expenses Incurred During the Period	$4.14	$8.17	$6.91	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

28	NUVEEN

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,034.30	$1,029.60	$1,030.90	$1,034.40
Expenses Incurred During the Period	$4.27	$8.32	$7.06	$3.26
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.80	$1,016.80	$1,018.05	$1,021.80
Expenses Incurred During the Period	$4.24	$8.27	$7.01	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.64%, 1.39% and 0.64% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,036.50	$1,031.50	$1,033.60	$1,037.20
Expenses Incurred During the Period	$3.97	$8.02	$6.76	$2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.10	$1,018.35	$1,022.10
Expenses Incurred During the Period	$3.94	$7.97	$6.71	$2.93

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.10	$1,027.30	$1,029.40	$1,033.20
Expenses Incurred During the Period	$3.96	$7.96	$6.75	$2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.15	$1,018.35	$1,022.10
Expenses Incurred During the Period	$3.94	$7.92	$6.71	$2.93

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.57%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NUVEEN	29

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (each a series of Nuveen Multistate Trust III, hereafter referred to as the “Funds”) at May 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 28, 2016

30	NUVEEN

Nuveen Georgia Municipal Bond Fund

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.4%

	MUNICIPAL BONDS – 97.4%

	Education and Civic Organizations – 7.3%

$1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,115,420

1,000	Fulton County Development Authority, Georgia, General Revenue Bonds, Spelman College, Refunding Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A1	1,189,720

1,375	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	1,626,845

2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	2,366,840

75	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	87,583

3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	3,850,874

605	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 5.000%, 10/01/24	No Opt. Call	Baa2	715,122

2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	Baa2	2,290,840
11,455	Total Education and Civic Organizations			13,243,244

	Health Care – 10.0%

3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	6/16 at 100.00	CC	2,634,345

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	3,322,680

1,380	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	AA	1,577,409

1,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2004B, 5.000%, 10/01/29	8/16 at 100.00	Aa1	1,254,963

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A+	2,633,150
2,000	5.250%, 10/01/42	10/17 at 100.00	A+	2,099,420

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA–	2,225,515

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A2	2,339,077
17,675	Total Health Care			18,086,559

	Materials – 0.6%

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa2	1,031,540

NUVEEN	31

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 23.7%

$2,000	Carrollton Independent School System, Carroll County, Georgia, General Obligation Bonds, Series 2015, 5.000%, 4/01/32	4/26 at 100.00	AA+	$2,474,740

1,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	1,164,040

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,555,530

1,700	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	Aa1	1,736,618

1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	1,603,294

	Decatur, Georgia, General Obligation Bonds, City Schools of Decatur Projects, Series 2016:
1,190	5.000%, 8/01/27	8/25 at 100.00	AA+	1,507,563
1,595	5.000%, 8/01/28	8/25 at 100.00	AA+	2,012,316

	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
1,000	5.000%, 2/01/30 – SYNCORA GTY Insured	8/16 at 100.00	N/R	1,001,450
3,000	5.000%, 2/01/34 – SYNCORA GTY Insured	8/16 at 100.00	N/R	3,004,170

2,000	Forsyth County, Georgia, General Obligation Bonds, Series 2015A, 5.000%, 3/01/35	3/25 at 100.00	AAA	2,448,800

1,980	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	2,412,472

600	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	630,426

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Tender Option Bond Trust 2015-XF0089, 12.710%, 8/01/17 (IF)	No Opt. Call	AAA	2,041,943

1,000	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	No Opt. Call	Aa3	1,157,160

2,000	Henry County School District, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/27	8/26 at 100.00	AA+	2,579,780

5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	5,692,812

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	193,821
374	5.500%, 7/15/30	7/21 at 100.00	N/R	385,122
410	5.500%, 1/15/36	7/21 at 100.00	N/R	422,670

4,500	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47	5/26 at 100.00	Aaa	5,450,310

1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,120,880

2,000	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/37	2/26 at 100.00	Aa1	2,425,020
37,397	Total Tax Obligation/General			43,020,937

	Tax Obligation/Limited – 11.1%

2,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	2,990,400

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$3,200	Atlanta Downtown Development Authority, Georgia, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	6/16 at 100.00	AA+	$3,210,688

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2007:
610	5.250%, 12/01/22 – AGC Insured	12/17 at 100.00	AA	642,971
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,488,671

2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	2,839,325

120	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	136,664

595	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/34	7/23 at 100.00	A–	678,562

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993:
150	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	155,006
155	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	AA–	182,354

200	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	240,878

	East Point, Georgia, Tax Allocation Revenue Bonds, Camp Creek Tad Project, Series 2015:
500	5.000%, 8/01/20	No Opt. Call	BBB+	556,025
280	5.000%, 8/01/21	No Opt. Call	BBB+	316,302

825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA	871,975

2,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA+	2,427,260

2,000	The Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	2,348,940

810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	940,807
17,865	Total Tax Obligation/Limited			20,026,828

	Transportation – 4.6%

2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	No Opt. Call	AA–	2,339,640

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,425	5.000%, 1/01/32	1/24 at 100.00	AA–	2,889,363
2,000	5.000%, 1/01/33	1/24 at 100.00	AA–	2,375,300

	Augusta, Georgia, Airport Revenue Bonds, Refunding General Series 2015A:
160	5.000%, 1/01/32	1/25 at 100.00	BBB	181,463
170	5.000%, 1/01/33	1/25 at 100.00	BBB	192,122
100	5.000%, 1/01/34	1/25 at 100.00	BBB	112,854
150	5.000%, 1/01/35	1/25 at 100.00	BBB	168,207
7,005	Total Transportation			8,258,949

	U.S. Guaranteed – 16.6% (4)

1,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39 (Pre-refunded 7/01/17)	7/17 at 100.00	Aa3 (4)	1,046,710

345	Brunswick, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 1992, 6.100%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	376,047

NUVEEN	33

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA (4)	$871,928

3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	N/R (4)	3,794,702

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,100	5.000%, 6/01/32 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (4)	1,191,751
510	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	552,539
3,250	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (4)	3,521,082

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 (Pre-refunded 1/01/17) – AGM Insured	1/17 at 100.00	AA+ (4)	3,590,265

	Douglas County School District, Georgia, General Obligation Bonds, Series 2007:
605	5.000%, 4/01/25 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	Aa1 (4)	626,834
1,395	5.000%, 4/01/25 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA+ (4)	1,445,346

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewerage Revenue Bonds, Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	1,851,289

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AAA	2,342,332

995	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A-2, 5.000%, 1/01/26 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (4)	1,020,542

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18) (UB)	2/18 at 100.00	AAA	5,458,989

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
735	4.750%, 2/01/29 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (4)	755,359
1,250	5.000%, 2/01/33 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (4)	1,286,700

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.625%, 1/01/33 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (4)	112,106

300	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	A2 (4)	321,117
28,635	Total U.S. Guaranteed			30,165,638

	Utilities – 11.3%

1,005	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A-2, 5.000%, 1/01/26	1/17 at 100.00	AA–	1,025,995

2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	2,289,980

1,200	Griffin, Georgia, Combined Public Utility Revenue Bonds, Series 2012, 5.000%, 1/01/28 – AGM Insured	No Opt. Call	AA	1,406,460

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
890	5.000%, 3/15/19	No Opt. Call	A	966,344
500	5.000%, 3/15/21	No Opt. Call	A	566,450
2,315	5.000%, 3/15/22	No Opt. Call	A	2,661,370

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
1,000	5.000%, 3/15/18	No Opt. Call	A+	1,064,640
360	5.500%, 9/15/23	No Opt. Call	A	435,542
2,630	5.500%, 9/15/27	No Opt. Call	A	3,324,767

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$100	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	8/16 at 39.40	AA–	$39,132

3,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A+	2,176,090

2,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28 (WI/DD, Settling 6/07/16)	7/26 at 100.00	A+	3,111,075

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A+	1,351,469
19,150	Total Utilities			20,419,314

	Water and Sewer – 12.2%

2,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	2,425,620

1,430	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234, 20.722%, 11/01/35 (IF)	5/25 at 100.00	AA–	2,907,762

	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2016:
1,000	5.000%, 8/01/33	8/26 at 100.00	AA	1,244,520
750	5.000%, 8/01/35	8/26 at 100.00	AA	928,020

500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA+	607,275

3,410	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	4,352,047

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	2,945,025

1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA–	1,190,970

2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,372,700

225	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	229,860

1,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/31	1/24 at 100.00	AA	1,182,310

165	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	A2	175,157

	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Walton-Hard Labor Creek Reservoir Project, Refunding Series 2016A:
540	5.000%, 2/01/36	2/26 at 100.00	Aa2	660,987
800	5.000%, 2/01/37	2/26 at 100.00	Aa2	975,384
17,320	Total Water and Sewer			22,197,637
$157,502	Total Long-Term Investments (cost $165,585,736)			176,450,646

NUVEEN	35

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	MUNICIPAL BONDS – 0.7%

	Education and Civic Organizations – 0.7%

$1,195	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Variable Rate Demand Obligations, Tender Option Bond Trust 3423, 0.430%, 3/01/17	No Opt. Call	A–1	$1,195,000
$1,195	Total Short-Term Investments (cost $1,195,000)			1,195,000
	Total Investments (cost $166,780,736) – 98.1%			177,645,646
	Floating Rate Obligations – (1.9)%			(3,380,000)
	Other Assets Less Liabilities – 3.8%			6,907,736
	Net Assets – 100%			$181,173,382

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

36	NUVEEN

Nuveen Louisiana Municipal Bond Fund

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.8%

	MUNICIPAL BONDS – 97.8%

	Consumer Staples – 3.9%

$500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	$508,470

790	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	CCC	793,089

960	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	6/17 at 100.00	CC	965,174

2,665	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.250%, 5/15/35	5/23 at 100.00	A–	3,053,264
4,915	Total Consumer Staples			5,319,997

	Education and Civic Organizations – 15.0%

1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	A2	1,135,910

815	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Refunding Series 2012, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	944,495

1,500	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.250%, 10/01/30 – AGM Insured	10/20 at 100.00	AA	1,717,965

900	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	1,039,707

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative Student Facilities Inc. Project, 5.000%, 10/01/34 – AGM Insured	10/25 at 100.00	AA	1,177,760

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing/Innovative Student Facilities Inc. Project, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A3	2,326,920

1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking – Cowboy Facilities, Inc. Project, Series 2011, 4.875%, 3/01/42 – AGM Insured	3/22 at 100.00	A2	1,346,380

2,560	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	N/R	2,596,455

750	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	861,930

1,035	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,190,053

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	BBB+	3,306,000

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	N/R	1,806,045

NUVEEN	37

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$800	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc.- Student Housing Project, Refunding Series 2014, 5.000%, 9/01/31 – AGM Insured	9/24 at 100.00	AA	$957,456
18,080	Total Education and Civic Organizations			20,407,076

	Energy – 1.0%

1,210	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	1,325,954

	Financials – 0.9%

1,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,283,700

	Health Care – 11.9%

1,620	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	1,831,410

100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Series 2010A, 6.000%, 10/01/44	10/20 at 100.00	A	116,725

1,830	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	1,922,049

1,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2010, 5.500%, 11/01/40	5/20 at 100.00	A–	1,095,000

1,575	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/41	11/25 at 100.00	A–	1,808,714

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AA	2,131,632

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,279,920

3,660	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A–	3,792,309

1,085	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Refunding Series 2013, 4.000%, 4/01/33	4/23 at 100.00	A+	1,153,279
14,670	Total Health Care			16,131,038

	Housing/Multifamily – 3.8%

1,870	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	2,022,442

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	AA	3,127,950
4,870	Total Housing/Multifamily			5,150,392

	Housing/Single Family – 0.6%

180	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	N/R	186,907

535	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aa1	570,968
715	Total Housing/Single Family			757,875

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials – 3.5%

$100	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	B	$93,804

1,690	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,895,301

140	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	132,111

130	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B+	134,186

1,350	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	1,524,461

1,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	579,990

100	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	112,689

300	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	No Opt. Call	B	282,747
4,810	Total Industrials			4,755,289

	Long-Term Care – 0.3%

400	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/37	11/24 at 100.00	N/R	420,180

	Materials – 3.7%

1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	1,377,102

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB+	1,806,495

250	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	217,397

1,535	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	1,573,989
4,560	Total Materials			4,974,983

	Tax Obligation/General – 4.0%

2,085	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA	2,388,159

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
500	5.000%, 12/01/25	No Opt. Call	A+	619,385
125	5.000%, 12/01/27	12/25 at 100.00	A+	152,540
525	5.000%, 12/01/29	12/25 at 100.00	A+	629,155

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,126,020

500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	A+	572,830
4,735	Total Tax Obligation/General			5,488,089

NUVEEN	39

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 18.8%

$1,000	Baton Rouge, Louisiana, Public Improvement Sales Tax Revenue Bonds, Refunding Series 2016A-1, 5.000%, 8/01/32	8/26 at 100.00	AAA	$1,239,400

1,260	Broussard, Louisiana, Sales & Use Tax Revenue Bonds, Recreational Facility Series 2012, 5.000%, 5/01/32	No Opt. Call	A	1,418,936

1,250	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/25	7/22 at 100.00	A1	1,487,337

1,250	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,394,775

1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	A	809,920

1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36	3/21 at 100.00	AA	2,133,531

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	1,184,980

900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	Aa3	1,020,294

	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, LCTCS Act 360 Project, Series 2014:
2,000	5.000%, 10/01/35	10/24 at 100.00	AA–	2,365,700
2,000	5.000%, 10/01/37	10/24 at 100.00	AA–	2,350,940

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 – AGM Insured	12/21 at 100.00	AA	1,164,050

1,435	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Bossier City Projects, Series 2015, 5.000%, 6/01/30	6/25 at 100.00	AA–	1,734,858

1,400	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Community and Technical College System Facilities Corporation Project, Capital Appreciation Series 2011, 0.000%, 10/01/20	No Opt. Call	AA–	1,298,878

500	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	573,680

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2010B, 5.000%, 5/01/37 (UB)	5/20 at 100.00	AA	1,137,690

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0035, 16.961%, 5/01/33 (IF)	5/20 at 100.00	AA	1,542,280

1,500	Louisiana State, Highway Improvement Revenue Bonds, Series 2014A, 5.000%, 6/15/34	6/24 at 100.00	AA–	1,803,000

15	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/18 – AGM Insured	9/16 at 100.00	AA	15,060

695	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	754,548
22,055	Total Tax Obligation/Limited			25,429,857

	Transportation – 11.9%

805	Greater New Orleans Expressway Commission, Louisiana, Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	962,498

1,100	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B, 5.000%, 1/01/41 (WI/DD, Settling 6/16/16)	7/26 at 100.00	AA–	1,308,428

2,000	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.000%, 1/01/34 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,276,720

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A:
$140	5.125%, 1/01/31	1/20 at 100.00	A–	$156,547
1,700	5.250%, 1/01/41	1/20 at 100.00	A–	1,872,754

2,000	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	A–	2,300,660

2,115	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 2007A, 5.250%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	2,228,364

840	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.250%, 1/01/50 (Alternative Minimum Tax) (WI/DD, Settling 6/01/16)	7/24 at 100.00	BBB	960,490

	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B:
1,245	5.000%, 4/01/31 (Alternative Minimum Tax)	4/23 at 100.00	A3	1,397,761
500	5.000%, 4/01/32 (Alternative Minimum Tax)	4/23 at 100.00	A3	559,710

1,305	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Series 2008, 5.125%, 4/01/38 – AGC Insured (Alternative Minimum Tax)	4/18 at 100.00	AA	1,380,573

610	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	694,247
14,360	Total Transportation			16,098,752

	U.S. Guaranteed – 7.1% (5)

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	1,205,850

2,000	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	2,123,860

1,220	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,472,809

1,500	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady of Health System Project, Series 2009, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A+ (5)	1,760,475

1,390	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (5)	1,454,496

1,530	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/26 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (5)	1,548,069
8,640	Total U.S. Guaranteed			9,565,559

	Utilities – 4.5%

1,500	Louisiana Energy and Power Authority, Power Project Revenue Bonds, LEPA Unit 1, Series 2013A, 5.250%, 6/01/38 – AGM Insured	6/23 at 100.00	AA	1,756,035

2,500	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	A3	2,676,575

1,000	Saint Tammany Parish, Louisiana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	AA–	1,130,380

500	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	494,760
5,500	Total Utilities			6,057,750

NUVEEN	41

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 6.9%

$500	Caddo-Bossier Parishes Port Commission, Louisiana, Utility Revenue Refunding Bonds, Series 2011, 5.125%, 4/01/37	4/21 at 100.00	A	$562,540

750	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	868,380

1,000	Kenner Consolidated Sewer District, Louisiana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 – AGM Insured	11/21 at 100.00	AA	1,135,110

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/39	2/24 at 100.00	AA–	1,741,935

1,500	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A	1,625,820

1,315	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A	1,518,851

200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/34	12/24 at 100.00	A–	232,750

1,500	Terrebonne Parish Waterworks District 1, Louisiana, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/37	11/22 at 100.00	AA–	1,733,520
8,265	Total Water and Sewer			9,418,906
$118,785	Total Long-Term Investments (cost $121,922,619)			132,585,397
	Floating Rate Obligations – (0.6)%			(750,000)
	Other Assets Less Liabilities – 2.8%			3,729,486
	Net Assets – 100%			$135,564,883

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

42	NUVEEN

Nuveen North Carolina Municipal Bond Fund

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.3%

	MUNICIPAL BONDS – 101.3%

	Education and Civic Organizations – 13.2%

$1,000	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A–	$1,123,330

2,595	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	3,090,334

2,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	Aa2	2,509,780

1,930	North Carolina Agricultural & Technical State University, General Revenue Bonds, Series 2013, 5.000%, 10/01/37	No Opt. Call	A1	2,215,157

4,500	North Carolina Agricultural and Technical State University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/40	10/25 at 100.00	A1	5,335,425

1,005	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2009B, 5.000%, 10/01/38	4/19 at 100.00	AA+	1,114,414

2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014, 5.000%, 3/01/45	3/22 at 100.00	AA+	2,321,960

11,420	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55	10/25 at 100.00	AA+	13,604,989

	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,180	6.000%, 6/01/31	6/18 at 100.00	BBB	1,260,559
60	6.125%, 6/01/35	6/18 at 100.00	BBB	64,108

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,294,750

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
3,140	5.000%, 10/01/26 (WI/DD, Settling 6/01/16)	4/26 at 100.00	A3	3,882,233
3,215	5.000%, 10/01/27 (WI/DD, Settling 6/01/16)	4/26 at 100.00	A3	3,939,243

2,000	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,358,000

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	4,178,762
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	2,613,270

4,590	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	5,450,304

1,975	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014, 5.000%, 4/01/31	4/24 at 100.00	Aa3	2,367,709

	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,085	5.000%, 4/01/32	4/24 at 100.00	Aa3	1,298,159
2,070	5.000%, 4/01/39	4/24 at 100.00	Aa3	2,427,965
55,780	Total Education and Civic Organizations			64,450,451

NUVEEN	43

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 14.4%

$2,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	$3,183,736

1,615	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA–	1,875,128

3,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,183,803

2,930	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	3,328,099

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA	2,707,642

3,750	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,234,725

2,770	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	3,022,790

6,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	6,642,360

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A:
750	5.000%, 6/01/32	6/22 at 100.00	AA	881,723
380	5.000%, 6/01/35	6/22 at 100.00	AA	443,452
3,000	5.000%, 6/01/42	6/22 at 100.00	AA	3,462,450

2,950	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	3,427,457

3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A+	3,512,760

2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	No Opt. Call	A	2,315,800

	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A:
2,200	5.000%, 10/01/25	10/22 at 100.00	A–	2,535,896
2,300	5.000%, 10/01/26	No Opt. Call	A–	2,634,075

5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,870,950

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
320	5.500%, 10/01/19 – RAAI Insured	10/16 at 100.00	AA	321,309
1,385	5.500%, 10/01/29 – RAAI Insured	10/16 at 100.00	AA	1,389,958

	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006:
125	5.000%, 11/01/34	11/16 at 100.00	AA–	127,429
1,650	5.000%, 11/01/39	11/16 at 100.00	AA–	1,681,004

2,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	2,230,360

500	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	8/16 at 100.00	AA–	501,390

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	AA–	7,192,698

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$750	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	$804,750

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,180	5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	AA–	1,195,812
1,935	5.000%, 10/01/34 – NPFG Insured	10/16 at 100.00	AA–	1,960,523
63,925	Total Health Care			70,668,079

	Housing/Multifamily – 0.6%

2,705	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strawn and Parktowne Rehabilitation Project, Series 2011, 4.550%, 12/01/31	12/21 at 100.00	A+	2,954,834

	Housing/Single Family – 1.0%

1,405	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	1,417,083

2,535	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,731,564

795	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	795,962
4,735	Total Housing/Single Family			4,944,609

	Long-Term Care – 0.6%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	BBB+	1,025,730

1,145	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	1,203,864

	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2016A:
550	5.000%, 10/01/30	10/26 at 100.00	BBB	665,869
225	5.000%, 10/01/31	10/26 at 100.00	BBB	270,146
2,920	Total Long-Term Care			3,165,609

	Tax Obligation/General – 7.0%

	Davidson County, North Carolina, General Obligation Bonds, Refunding Series 2016:
300	5.000%, 6/01/25	No Opt. Call	AA	383,763
1,150	5.000%, 6/01/26	No Opt. Call	AA	1,487,962
785	5.000%, 6/01/30	6/26 at 100.00	AA–	979,413
2,010	5.000%, 6/01/31	6/26 at 100.00	AA–	2,490,330

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,711,245

4,000	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/25	No Opt. Call	AAA	5,185,640

11,570	North Carolina State, General Obligation Bonds, Series 2015A, 5.000%, 6/01/24 (UB) (4)	No Opt. Call	AAA	14,696,098

4,430	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/25	No Opt. Call	AAA	5,739,242

1,260	Sampson County Water & Sewer District II, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A1	1,481,369
27,005	Total Tax Obligation/General			34,155,062

NUVEEN	45

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 9.7%

	Asheville, North Carolina, Limited Obligation Bonds, Series 2012:
$300	5.000%, 4/01/30	4/22 at 100.00	AA+	$348,285
350	5.000%, 4/01/32	4/22 at 100.00	AA+	412,605

	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2015:
1,250	5.000%, 6/01/33	6/25 at 100.00	AA+	1,512,788
1,375	5.000%, 6/01/35	6/25 at 100.00	AA+	1,662,829

2,505	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	3,041,746

	Duplin County, North Carolina, Limited Obligation Bonds, County Water Districts, Series 2016:
1,545	5.000%, 4/01/32	4/26 at 100.00	A+	1,873,822
1,000	5.000%, 4/01/34	4/26 at 100.00	A+	1,203,180

1,265	Durham Capital Financing Corporation, Durham County, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	AA+	1,594,115

872	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	943,303

	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015:
945	4.375%, 3/01/25	No Opt. Call	N/R	976,950
1,600	5.375%, 3/01/40	3/25 at 100.00	N/R	1,659,168

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	3,910,800
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	3,909,638

	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
1,810	5.000%, 7/01/29	7/21 at 100.00	AA	2,099,202
9,375	5.000%, 7/01/36	7/21 at 100.00	AA	10,801,406
500	5.000%, 7/01/41	7/21 at 100.00	AA	576,075

	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
455	5.000%, 10/01/33	10/24 at 100.00	AA+	553,439
750	5.000%, 10/01/34	10/24 at 100.00	AA+	909,075

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA	3,497,461

2,445	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35	12/25 at 100.00	A1	2,922,509

1,000	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 6/01/30	6/26 at 100.00	AA+	1,248,670

225	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA+	234,036

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AA	1,689,331
41,652	Total Tax Obligation/Limited			47,580,433

	Transportation – 20.4%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	Aa3	6,898,260

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	$11,584,224

	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
4,000	5.000%, 7/01/32	7/24 at 100.00	Aa3	4,776,160
4,935	5.000%, 7/01/34	7/24 at 100.00	Aa3	5,848,666

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	Aa3	5,216,050

	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
1,500	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	1,673,745
11,170	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	12,236,065

3,800	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	4,274,316

25	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	27,911

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
245	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA	268,258
115	5.125%, 1/01/24 – AGC Insured	1/19 at 100.00	AA	125,217
50	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA	54,850
10,710	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	11,818,806

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
70	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	39,336
3,760	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	2,011,525
21,205	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	10,948,141
20,015	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	9,991,088
15,615	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	7,520,184

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
1,000	5.000%, 5/01/26	No Opt. Call	Aa3	1,144,960
1,675	5.000%, 5/01/36	5/20 at 100.00	Aa3	1,895,363

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2015A:
225	5.000%, 5/01/29	5/25 at 100.00	Aa3	276,095
300	5.000%, 5/01/30	5/25 at 100.00	Aa3	365,409

1,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2007, 5.000%, 5/01/37 – FGIC Insured (Alternative Minimum Tax)	5/17 at 100.00	AA+	1,033,040
122,695	Total Transportation			100,027,669

	U.S. Guaranteed – 21.0% (5)

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
3,005	5.250%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	3,184,428
2,275	5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	2,410,840

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA (5)	1,050,210

NUVEEN	47

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (5)	$8,507,115

5,140	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+ (5)	5,605,838

295	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strawn and Parktowne Rehabilitation Project, Series 2011, 4.550%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	342,837

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A, 5.000%, 7/01/33 (Pre-refunded 7/01/24)	7/24 at 100.00	Aa3 (5)	5,945,900

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (5)	1,184,350

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (5)	2,947,502
1,520	5.000%, 12/01/24 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (5)	1,617,402

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	AA (5)	5,838,982

2,315	Johnston County, North Carolina, General Obligation Bonds, Public Improvement Series 2007, 5.000%, 2/01/24 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA+ (5)	2,383,154

3,180	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (5)	3,437,612

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 (Pre-refunded 2/01/17) – AMBAC Insured	2/17 at 100.00	A (5)	1,301,976

1,020	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	Aaa	1,112,045

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
5,320	6.000%, 1/01/18 – AMBAC Insured (ETM)	No Opt. Call	AAA	5,758,315
15	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	A3 (5)	18,235
520	6.000%, 1/01/22 – RAAI Insured (ETM)	No Opt. Call	AA (5)	653,598
310	6.000%, 1/01/26 (ETM)	No Opt. Call	AAA	429,905

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/23 (Pre-refunded 1/01/18)	1/18 at 100.00	AAA	362,783

5,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	6,302,319

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (5)	3,797,020

995	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,099,336

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20 (Pre-refunded 1/01/18)	1/18 at 100.00	AAA	2,141,220

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009:
500	5.750%, 6/01/26 (Pre-refunded 6/01/19)	6/19 at 100.00	AA (5)	571,750
3,500	6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	4,028,115
1,500	6.000%, 6/01/36 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	1,726,335

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	Pitt County, North Carolina, Certificates of Participation, Jail Facilities Project, Series 2007:
$1,265	5.000%, 4/01/25 (Pre-refunded 4/01/18) – NPFG Insured	4/18 at 100.00	AA (5)	$1,362,215
1,175	5.000%, 4/01/26 (Pre-refunded 4/01/18) – NPFG Insured	4/18 at 100.00	AA (5)	1,265,299
1,395	5.000%, 4/01/27 (Pre-refunded 4/01/18) – NPFG Insured	4/18 at 100.00	AA (5)	1,502,206
1,240	5.000%, 4/01/28 (Pre-refunded 4/01/18) – NPFG Insured	4/18 at 100.00	AA (5)	1,335,294

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (5)	4,312,767

1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (5)	1,043,270

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	5,322,700

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA (5)	4,145,560

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA (5)	1,448,954

2,115	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37 (Pre-refunded 1/01/20)	1/20 at 100.00	AA+ (5)	2,410,021

1,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (5)	2,140,070

775	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 (Pre-refunded 6/01/17) – AMBAC Insured	6/17 at 100.00	N/R (5)	808,612

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	Aa3 (5)	1,761,863
94,845	Total U.S. Guaranteed			102,617,953

	Utilities – 1.6%

1,000	Concord, North Carolina, Utilities Systems Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/33	6/26 at 100.00	Aa2	1,225,950

1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35	3/19 at 100.00	AA	1,103,970

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AA	4,126,410

405	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	444,135

740	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	921,900
7,020	Total Utilities			7,822,365

	Water and Sewer – 11.8%

1,465	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	AA–	1,750,792

1,215	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2014A, 5.000%, 6/01/40	6/24 at 100.00	AA+	1,444,672

3,600	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2016, 5.000%, 8/01/28 (WI/DD, Settling 6/08/16)	8/26 at 100.00	AA+	4,601,880

NUVEEN	49

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
$940	5.000%, 7/01/32	7/25 at 100.00	AAA	$1,169,623
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,822,015

2,350	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,692,677

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,163,430

250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	286,170

6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	7,324,608

2,080	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – AGM Insured	11/18 at 100.00	AAA	2,283,923

1,000	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2014, 5.000%, 11/01/39	11/24 at 100.00	AAA	1,199,590

600	Jacksonville City, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2016, 5.250%, 5/01/29	No Opt. Call	Aa3	791,040

1,000	Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Bonds, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	AA+	1,192,420

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015:
3,185	5.000%, 6/01/34 – AGM Insured	6/25 at 100.00	AA	3,809,005
3,345	5.000%, 6/01/35 – AGM Insured	6/25 at 100.00	AA	3,979,613

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	AA–	4,291,680

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
600	5.000%, 12/01/25	No Opt. Call	Aa3	760,368
740	5.000%, 12/01/28	12/26 at 100.00	Aa3	931,993

1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30	3/22 at 100.00	AAA	1,717,757

5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/31	3/23 at 100.00	AAA	6,044,350

	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2015:
1,020	5.000%, 6/01/31	12/25 at 100.00	Aa1	1,261,669
500	5.000%, 6/01/32	12/25 at 100.00	Aa1	616,055

	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2016A:
1,150	5.000%, 6/01/25	No Opt. Call	AAA	1,474,139
2,800	5.000%, 6/01/26	No Opt. Call	AAA	3,632,804
365	5.000%, 6/01/29	6/26 at 100.00	AAA	465,448
48,455	Total Water and Sewer			57,707,721
$471,737	Total Long-Term Investments (cost $454,363,385)			496,094,785
	Floating Rate Obligations – (1.9)%			(9,255,000)
	Other Assets Less Liabilities – 0.6%			2,759,220
	Net Assets – 100%			$489,599,005

50	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	51

Nuveen Tennessee Municipal Bond Fund

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 104.6%

	MUNICIPAL BONDS – 104.6%

	Education and Civic Organizations – 8.4%

$3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.125%, 10/01/40	10/20 at 100.00	N/R	$3,814,790

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	10/19 at 100.00	N/R	967,509
1,090	6.375%, 10/01/34	10/19 at 100.00	N/R	1,179,511
1,740	6.625%, 10/01/39	10/19 at 100.00	N/R	1,885,046

900	Franklin County Health and Educational Facilities Board, Tennessee, Revenue Bonds, University of the South, Refunding & Improvement Series 2014, 5.000%, 9/01/29	9/22 at 100.00	A+	1,055,169

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
660	5.000%, 11/01/27	11/21 at 100.00	BBB+	743,919
1,300	5.000%, 11/01/28	11/21 at 100.00	BBB+	1,461,551
1,295	5.000%, 11/01/29	11/21 at 100.00	BBB+	1,453,612
1,495	5.000%, 11/01/30	11/21 at 100.00	BBB+	1,673,025
710	5.000%, 11/01/31	11/21 at 100.00	BBB+	792,523

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
610	5.000%, 10/01/30	10/26 at 100.00	BBB	726,955
640	5.000%, 10/01/31	10/26 at 100.00	BBB	758,611
670	5.000%, 10/01/32	10/26 at 100.00	BBB	790,888
705	5.000%, 10/01/33	10/26 at 100.00	BBB	830,828
745	5.000%, 10/01/34	10/26 at 100.00	BBB	875,070
780	5.000%, 10/01/35	10/26 at 100.00	BBB	912,405
1,000	5.000%, 10/01/41	10/26 at 100.00	BBB	1,153,460
1,695	5.000%, 10/01/45	10/26 at 100.00	BBB	1,953,521

1,250	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2012D, 5.000%, 10/01/30	No Opt. Call	AA+	1,505,813
8,645	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39 (UB)	10/19 at 100.00	AA	9,741,618

3,525	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40	8/21 at 100.00	A+	4,183,505

	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2015:
700	5.000%, 8/01/40	8/25 at 100.00	A+	831,194
1,000	5.000%, 8/01/45	8/25 at 100.00	A+	1,182,070
35,555	Total Education and Civic Organizations			40,472,593

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 16.1%

$1,010	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	A+	$1,129,604

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
1,520	5.000%, 10/01/18 – AGC Insured	No Opt. Call	AA	1,644,610
760	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	858,876

1,575	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	BBB+	1,783,955

810	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	873,536

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.375%, 7/01/25	7/20 at 100.00	BBB+	1,024,560
200	5.625%, 7/01/30	7/20 at 100.00	BBB+	226,816
1,250	6.000%, 7/01/38	7/20 at 100.00	BBB+	1,423,225

5,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	5,017,400

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
10,000	0.000%, 1/01/35	1/17 at 41.04	A	4,002,300
8,930	0.000%, 1/01/36	1/17 at 38.98	A	3,394,829
1,955	0.000%, 1/01/38	1/17 at 35.16	A	670,213
5,000	0.000%, 1/01/39	1/17 at 33.38	A	1,627,300
5,820	0.000%, 1/01/40 – AGM Insured	1/17 at 31.68	AA	1,809,671
1,800	0.000%, 1/01/40	1/17 at 31.68	A	556,074
18,145	0.000%, 1/01/42	1/17 at 28.53	A	5,047,576

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
2,055	5.250%, 4/01/27	4/17 at 100.00	BBB+	2,106,293
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	4,085,160

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
2,305	5.000%, 7/01/35	7/26 at 100.00	A3	2,739,953
6,165	5.000%, 7/01/40	7/26 at 100.00	A3	7,251,396

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	AA+	11,185,000

5,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2012C, 5.000%, 11/15/47	11/21 at 100.00	AA+	5,791,200

1,000	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2012, 5.000%, 5/01/42	5/22 at 100.00	A+	1,110,810

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	AAA	7,528,725

5,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	5,048,550
107,705	Total Health Care			77,937,632

NUVEEN	53

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 4.7%

$5,590	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Project, Series 2010, 4.875%, 12/01/25	No Opt. Call	AA+	$6,711,242

1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	N/R	1,568,400

2,505	Knox County Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Eastowne Village Project, Refunding Series 2001, 4.000%, 6/01/31 (Mandatory Put 6/01/21)	6/18 at 102.00	N/R	2,665,470

1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	N/R	1,493,864

5,280	Metropolitan Government of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory Put 3/01/25)	3/20 at 100.00	AA+	5,694,427

	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
500	5.125%, 10/01/30	10/20 at 100.00	BBB	533,935
3,700	5.850%, 10/01/46	10/20 at 100.00	BBB	4,048,133
20,470	Total Housing/Multifamily			22,715,471

	Housing/Single Family – 1.0%

5	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/16 at 100.00	AA	5,092

720	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	751,083

	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A:
3,030	4.350%, 7/01/22 (Alternative Minimum Tax)	1/21 at 100.00	AA+	3,313,911
935	4.500%, 7/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	1,006,883
4,690	Total Housing/Single Family			5,076,969

	Long-Term Care – 1.5%

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Blakeford at Green Hills, Refunding & Improvement Series 2012:
1,500	5.000%, 7/01/27	7/22 at 100.00	BBB	1,674,495
1,340	5.000%, 7/01/32	7/22 at 100.00	BBB	1,468,841
1,210	5.000%, 7/01/37	7/22 at 100.00	BBB	1,310,370

1,100	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2014, 5.250%, 12/01/44	12/24 at 100.00	N/R	1,154,175

1,500	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2012, 5.250%, 12/01/42	No Opt. Call	N/R	1,556,370
6,650	Total Long-Term Care			7,164,251

	Tax Obligation/General – 14.4%

4,000	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	Aa2	4,743,520

54	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2016:
$1,000	5.000%, 6/01/25	No Opt. Call	Aa1	$1,280,170
1,075	5.000%, 6/01/27	6/25 at 100.00	Aa1	1,348,233
1,445	5.000%, 6/01/28	6/25 at 100.00	Aa1	1,802,002
1,000	5.000%, 6/01/30	6/25 at 100.00	Aa1	1,239,470

1,260	Franklin Special School District, Williamson County, Tennessee, Limited Tax School Bonds, Series 1999, 0.000%, 6/01/20	No Opt. Call	Aa1	1,192,439

4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	4,610,560

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Improvement Series 2015C, 5.000%, 7/01/26	7/25 at 100.00	AA	2,529,300

585	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	AA	673,446

	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012:
1,150	5.000%, 7/01/22	No Opt. Call	AA	1,397,354
7,880	5.000%, 7/01/23	7/22 at 100.00	AA	9,574,909

2,500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Tender Option Bond Trust 2015-XF0224, 17.003%, 4/01/21 (IF)	No Opt. Call	AA	4,783,300

600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA+	707,208

	Putnam County, Tennessee, General Obligation Bonds, Refunding School Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2	1,079,960
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2	3,311,411
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2	3,052,118

3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+	3,616,934

5,000	Tennessee State, General Obligation Bonds, Refunding Series 2014B, 5.000%, 9/01/26	9/24 at 100.00	AAA	6,333,850

	Tennessee State, General Obligation Bonds, Series 2011A:
5,000	5.000%, 10/01/21	No Opt. Call	AAA	5,997,200
1,000	5.000%, 10/01/30	10/21 at 100.00	AAA	1,184,080

	Tennessee State, General Obligation Bonds, Series 2014A:
1,000	5.000%, 9/01/33	9/24 at 100.00	AAA	1,234,790
675	5.000%, 9/01/34	9/24 at 100.00	AAA	830,588

	Tennessee State, General Obligation Bonds, Series 2015A:
1,535	5.000%, 8/01/34	8/25 at 100.00	AAA	1,904,382
1,250	5.000%, 8/01/35	8/25 at 100.00	AAA	1,544,925

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa	1,548,839

1,730	Wilson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 4/01/23	4/22 at 100.00	AA	2,078,508
56,775	Total Tax Obligation/General			69,599,496

NUVEEN	55

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 8.9%

	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue, Bonds, Series 2010A-1:
$1,425	5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	$1,630,941
1,000	5.000%, 7/01/22	7/20 at 100.00	A1	1,137,920
1,035	5.000%, 7/01/26	7/20 at 100.00	A1	1,163,733

4,250	Pigeon Forge Industrial Development Board, Tennessee, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,827,788

	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Refunding Series 2015B:
1,500	5.000%, 11/01/35	No Opt. Call	Aa1	1,841,115
1,295	5.000%, 11/01/40	11/25 at 100.00	Aa1	1,566,328

	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2015B:
4,160	5.000%, 11/01/33 (UB) (4)	11/25 at 100.00	Aa1	5,133,814
6,225	5.000%, 11/01/34 (UB) (4)	11/25 at 100.00	Aa1	7,652,517
5,000	5.000%, 11/01/40 (UB) (4)	11/25 at 100.00	Aa1	6,047,600
10,000	5.000%, 11/01/45 (UB) (4)	11/25 at 100.00	Aa1	12,039,300
35,890	Total Tax Obligation/Limited			43,041,056

	Transportation – 3.3%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B:
3,250	5.625%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	3,774,810
420	5.750%, 7/01/23 (Alternative Minimum Tax)	7/20 at 100.00	A	484,134
2,265	5.750%, 7/01/24 (Alternative Minimum Tax)	7/20 at 100.00	A	2,594,512

5,750	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A+	6,824,158

2,085	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	7/20 at 100.00	Baa3	2,254,823
13,770	Total Transportation			15,932,437

	U.S. Guaranteed – 17.2% (5)

	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A:
1,000	5.000%, 9/01/28 (Pre-refunded 3/01/18)	3/18 at 100.00	AA+ (5)	1,073,780
5,000	5.000%, 9/01/33 (Pre-refunded 3/01/18)	3/18 at 100.00	AA+ (5)	5,368,900

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
480	5.000%, 10/01/18 – AGM Insured (ETM)	No Opt. Call	AA (5)	525,974
240	5.000%, 10/01/22 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA (5)	271,476

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 (Pre-refunded 9/01/17) – SYNCORA GTY Insured	9/17 at 100.00	Aa2 (5)	5,268,650

250	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A, 5.000%, 6/01/33 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	280,495

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	Aa3 (5)	5,333,400

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA (5)	1,036,260
1,000	5.000%, 4/01/26 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA (5)	1,036,260
1,000	5.000%, 4/01/27 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA (5)	1,036,260
1,000	5.000%, 4/01/31 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA (5)	1,036,260

56	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 (Pre-refunded 7/08/16) – NPFG Insured	7/16 at 100.00	A1 (5)	$1,371,265

10,610	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 (Pre-refunded 9/01/17) – FGIC Insured	9/17 at 100.00	Aa3 (5)	11,213,073

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	Aa3 (5)	5,778,120

2,190	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.750%, 4/01/41 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (5)	2,387,516

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
725	5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA– (5)	727,965
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	8/16 at 100.00	AA– (5)	2,746,159
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	8/16 at 100.00	AA– (5)	9,610,098

100	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/31 (Pre-refunded 7/01/16)	7/16 at 100.00	BBB+ (5)	100,359

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AA+ (5)	730,620
2,355	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39 (Pre-refunded 10/01/19) (UB)	10/19 at 100.00	N/R (5)	2,667,179

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa (5)	17,377,476

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33 (Pre-refunded 5/15/18)	5/18 at 100.00	AA+ (5)	2,163,280

715	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	828,056

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 (Pre-refunded 3/01/18) – AGM Insured	3/18 at 100.00	AA (5)	2,688,900

545	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2009A, 5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (5)	608,204
81,135	Total U.S. Guaranteed			83,265,985

	Utilities – 14.3%

	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2015A:
500	5.000%, 9/01/31	9/25 at 100.00	AA+	618,940
1,750	5.000%, 9/01/32	9/25 at 100.00	AA+	2,158,030

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,054,690
3,250	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	3,608,768
2,725	5.000%, 12/15/20 – SYNCORA GTY Insured	No Opt. Call	A	3,081,784
8,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	10,113,889

	Clarksville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015:
665	5.000%, 9/01/27	9/24 at 100.00	Aa2	822,279
2,000	5.000%, 9/01/30	9/24 at 100.00	Aa2	2,450,760
2,000	5.000%, 9/01/31	9/24 at 100.00	Aa2	2,442,260

NUVEEN	57

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
$1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2	$1,319,674
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2	2,844,125

670	Jackson Energy Authority, Tennessee, Gas System Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/28	6/25 at 100.00	Aa2	830,391

2,050	Knoxville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015EE, 5.000%, 7/01/22	No Opt. Call	AA+	2,486,937

1,450	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Refunding Series 2015A, 5.000%, 5/15/27	5/25 at 100.00	AA+	1,812,993

11,250	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	12,978,562

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,395	5.250%, 9/01/21	No Opt. Call	A	1,635,791
1,755	5.250%, 9/01/22	No Opt. Call	A	2,072,655
3,130	5.250%, 9/01/24	No Opt. Call	A	3,791,338
2,520	5.250%, 9/01/26	No Opt. Call	A	3,114,821

2,100	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	2,476,488

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
450	5.000%, 2/01/19	No Opt. Call	A	493,619
100	5.000%, 2/01/21	No Opt. Call	A	115,520
250	5.000%, 2/01/22	No Opt. Call	A	291,883
600	5.000%, 2/01/23	No Opt. Call	A	710,160
100	5.000%, 2/01/24	No Opt. Call	A	118,721
4,760	5.000%, 2/01/27	No Opt. Call	A	5,739,227
58,905	Total Utilities			69,184,305

	Water and Sewer – 14.8%

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Bonds, Refunding Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa2	1,887,023

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
2,000	5.000%, 12/01/29	12/22 at 100.00	AA+	2,389,000
2,375	5.000%, 12/01/32	12/22 at 100.00	AA+	2,832,781

	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2015:
1,655	5.000%, 1/01/31	1/25 at 100.00	AA	2,022,873
1,270	5.000%, 1/01/38	1/25 at 100.00	AA	1,519,288

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	2,608,249

6,000	Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee Utilities Revenue Bonds, Series 2014, 5.000%, 9/01/44	9/24 at 100.00	AA	7,126,500

1,500	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	AA	1,903,365

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2016:
2,870	5.000%, 9/01/34	9/25 at 100.00	AA	3,506,910
4,785	5.000%, 9/01/42	9/25 at 100.00	AA	5,745,397

1,315	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AA–	1,610,757

58	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36	1/21 at 100.00	AA–	$3,457,620

1,525	Knoxville, Tennessee, Water System Revenue Bonds, Series 2013Z, 5.000%, 3/01/44	3/21 at 100.00	AAA	1,748,946

	Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A:
2,500	4.000%, 3/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,776,300
1,000	4.000%, 3/01/28 (Alternative Minimum Tax)	3/22 at 100.00	A+	1,072,640
2,000	5.000%, 3/01/32 (Alternative Minimum Tax)	3/22 at 100.00	A+	2,235,480

	Savannah Valley Utility District, Hamilton County, Tennessee, Waterworks Revenue Refunding Bonds, Series 2012-A:
535	5.000%, 6/01/19	No Opt. Call	AA	598,093
525	5.000%, 6/01/20	No Opt. Call	AA	603,834
585	5.000%, 6/01/21	No Opt. Call	AA	690,072
515	5.000%, 6/01/22	No Opt. Call	AA	621,620

4,240	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	4,750,878

	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Refunding Series 2016:
280	2.000%, 12/01/22	No Opt. Call	AA–	291,273
290	2.000%, 12/01/23	No Opt. Call	AA–	300,214
210	2.000%, 12/01/26	12/25 at 100.00	AA–	212,150
370	3.000%, 12/01/27	12/25 at 100.00	AA–	400,729
395	3.000%, 12/01/29	12/25 at 100.00	AA–	422,425
2,115	3.000%, 12/01/39	12/25 at 100.00	AA–	2,107,915

	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2012:
500	5.000%, 7/01/34	7/22 at 100.00	A	546,490
4,385	5.000%, 7/01/42	7/22 at 100.00	A	4,782,632

4,995	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/45	6/25 at 100.00	AA–	5,925,019

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Bonds, Refunding Series 2006, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	Aa3	5,107,100
63,090	Total Water and Sewer			71,803,573
$484,635	Total Long-Term Investments (cost $466,806,895)			506,193,768
	Floating Rate Obligations – (5.6)%			(27,290,000)
	Other Assets Less Liabilities – 1.0%			4,928,815
	Net Assets – 100%			$483,832,583

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	59

Statement of

Assets and Liabilities	May 31, 2016

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Long-term investments, at value (cost $165,585,736, $121,922,619, $454,363,385 and $466,806,895, respectively)	$176,450,646	$132,585,397	$496,094,785	$506,193,768
Short-term investments, at value (cost approximates value)	1,195,000	—	—	—
Cash	4,625,670	3,527,794	5,079,516	—
Receivable for:
Interest	2,461,406	1,813,746	6,716,488	5,823,337
Investments sold	3,278,618	1,680,000	2,847,913	105,313
Shares sold	209,291	665,880	2,033,648	1,027,843
Other assets	188	170	34,590	60,644
Total assets	188,220,819	140,272,987	512,806,940	513,210,905
Liabilities
Cash overdraft	—	—	—	824,516
Floating rate obligations	3,380,000	750,000	9,255,000	27,290,000
Payable for:
Dividends	172,282	89,698	335,575	202,562
Investments purchased	3,123,825	3,586,562	12,497,566	—
Shares redeemed	188,998	132,774	709,017	576,722
Accrued expenses:
Management fees	77,811	57,852	205,208	202,822
Trustees fees	630	447	35,792	61,795
12b-1 distribution and service fees	41,757	35,749	65,051	118,165
Other	62,134	55,022	104,726	101,740
Total Liabilities	7,047,437	4,708,104	23,207,935	29,378,322
Net assets	$181,173,382	$135,564,883	$489,599,005	$483,832,583
Class A Shares
Net assets	$96,937,688	$90,957,513	$177,219,466	$301,828,985
Shares outstanding	8,644,124	7,830,739	15,809,945	24,869,980
Net asset value (“NAV”) per share	$11.21	$11.62	$11.21	$12.14
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.70	$12.13	$11.70	$12.67
Class C Shares
Net assets	$8,324,731	$7,909,698	$13,414,894	$19,186,312
Shares outstanding	745,408	684,243	1,197,231	1,585,696
NAV and offering price per share	$11.17	$11.56	$11.20	$12.10
Class C2 Shares
Net assets	$28,958,041	$22,466,662	$36,986,129	$80,705,915
Shares outstanding	2,592,385	1,943,510	3,299,101	6,658,873
NAV and offering price per share	$11.17	$11.56	$11.21	$12.12
Class I Shares
Net assets	$46,952,922	$14,231,010	$261,978,516	$82,111,371
Shares outstanding	4,200,923	1,222,075	23,272,044	6,775,456
NAV and offering price per share	$11.18	$11.64	$11.26	$12.12
Net assets consist of:
Capital paid-in	$176,912,543	$129,169,843	$456,529,786	$445,251,070
Undistributed (Over-distribution of) net investment income	131,559	43,344	(199,684)	2,685,028
Accumulated net realized gain (loss)	(6,735,630)	(4,311,082)	(8,462,497)	(3,490,388)
Net unrealized appreciation (depreciation)	10,864,910	10,662,778	41,731,400	39,386,873
Net assets	$181,173,382	$135,564,883	$489,599,005	$483,832,583
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

60	NUVEEN

Statement of

Operations	Year Ended May 31, 2016

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$7,439,090	$5,473,833	$17,472,566	$18,912,201
Expenses
Management fees	877,014	631,677	2,259,477	2,237,863
12b-1 service fees – Class A Shares	183,128	166,565	341,200	576,395
12b-1 distibution and service fees – Class C Shares	56,463	51,667	97,139	120,860
12b-1 distibution and service fees – Class C2 Shares	222,200	172,063	284,610	617,499
Shareholder servicing agent fees	60,125	45,102	154,011	135,215
Interest expense	24,610	4,916	67,027	197,981
Custodian fees	41,569	34,912	67,006	66,794
Trustees fees	4,549	3,247	11,863	11,820
Professional fees	41,310	37,113	61,676	65,058
Shareholder reporting expenses	22,020	20,298	42,287	43,633
Federal and state registration fees	4,518	4,211	6,874	8,539
Other	10,755	9,470	18,655	19,369
Total expenses	1,548,261	1,181,241	3,411,825	4,101,026
Net investment income (loss)	5,890,829	4,292,592	14,060,741	14,811,175
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(674,516)	83,899	101,015	536,134
Swaps	26,336	—	54,524	59,478
Change in net unrealized appreciation (depreciation) of:
Investments	3,505,372	2,461,808	10,752,580	9,363,124
Swaps	(20,657)	—	(46,711)	(50,995)
Net realized and unrealized gain (loss)	2,836,535	2,545,707	10,861,408	9,907,741
Net increase (decrease) in net assets from operations	$8,727,364	$6,838,299	$24,922,149	$24,718,916

See accompanying notes to financial statements.

NUVEEN	61

Statement of

Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/16	Year Ended 5/31/15	Year Ended 5/31/16	Year Ended 5/31/15
Operations
Net investment income (loss)	$5,890,829	$5,627,690	$4,292,592	$4,181,609
Net realized gain (loss) from:
Investments	(674,516)	601,805	83,899	70,299
Swaps	26,336	(46,476)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	3,505,372	(661,109)	2,461,808	1,388,311
Swaps	(20,657)	20,657	—	—
Net increase (decrease) in net assets from operations	8,727,364	5,542,567	6,838,299	5,640,219
Distributions to Shareholders
From net investment income:
Class A Shares	(3,240,219)	(3,268,750)	(3,133,462)	(3,078,132)
Class C Shares	(152,937)	(39,223)	(152,606)	(48,440)
Class C2 Shares	(892,955)	(988,378)	(748,523)	(833,782)
Class I Shares	(1,665,044)	(1,367,232)	(454,460)	(317,352)
Decrease in net assets from distributions to shareholders	(5,951,155)	(5,663,583)	(4,489,051)	(4,277,706)
Fund Share Transactions
Proceeds from sale of shares	33,757,268	26,293,915	26,336,222	19,377,228
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,810,119	3,375,354	3,410,280	3,214,464
	37,567,387	29,669,269	29,746,502	22,591,692
Cost of shares redeemed	(22,418,386)	(31,615,025)	(14,450,447)	(15,662,972)
Net increase (decrease) in net assets from Fund share transactions	15,149,001	(1,945,756)	15,296,055	6,928,720
Net increase (decrease) in net assets	17,925,210	(2,066,772)	17,645,303	8,291,233
Net assets at the beginning of period	163,248,172	165,314,944	117,919,580	109,628,347
Net assets at the end of period	$181,173,382	$163,248,172	$135,564,883	$117,919,580
Undistributed (Over-distribution of) net investment income at the end of period	$131,559	$205,131	$43,344	$241,036

See accompanying notes to financial statements.

62	NUVEEN

	North Carolina		Tennessee
	Year Ended 5/31/16	Year Ended 5/31/15	Year Ended 5/31/16	Year Ended 5/31/15
Operations
Net investment income (loss)	$14,060,741	$13,326,573	$14,811,175	$14,433,071
Net realized gain (loss) from:
Investments	101,015	104,850	536,134	(98,805)
Swaps	54,524	(47,841)	59,478	(53,360)
Change in net unrealized appreciation (depreciation) of:
Investments	10,752,580	(148,101)	9,363,124	525,503
Swaps	(46,711)	46,711	(50,995)	50,995
Net increase (decrease) in net assets from operations	24,922,149	13,282,192	24,718,916	14,857,404
Distributions to Shareholders
From net investment income:
Class A Shares	(5,268,373)	(5,326,571)	(9,263,796)	(9,633,875)
Class C Shares	(219,888)	(107,665)	(290,114)	(113,963)
Class C2 Shares	(956,541)	(1,128,919)	(2,197,180)	(2,396,356)
Class I Shares	(7,577,535)	(6,754,260)	(2,231,907)	(1,784,030)
Decrease in net assets from distributions to shareholders	(14,022,337)	(13,317,415)	(13,982,997)	(13,928,224)
Fund Share Transactions
Proceeds from sale of shares	110,364,559	86,983,980	73,112,829	55,701,922
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,902,877	8,996,515	11,522,858	10,790,452
	120,267,436	95,980,495	84,635,687	66,492,374
Cost of shares redeemed	(69,041,361)	(76,104,911)	(55,579,765)	(65,185,232)
Net increase (decrease) in net assets from Fund share transactions	51,226,075	19,875,584	29,055,922	1,307,142
Net increase (decrease) in net assets	62,125,887	19,840,361	39,791,841	2,236,322
Net assets at the beginning of period	427,473,118	407,632,757	444,040,742	441,804,420
Net assets at the end of period	$489,599,005	$427,473,118	$483,832,583	$444,040,742
Undistributed (Over-distribution of) net investment income at the end of period	$(199,684)	$(214,876)	$2,685,028	$1,881,775

See accompanying notes to financial statements.

NUVEEN	63

Financial

Highlights

Georgia

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)		Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2016	$11.04	$0.39	$0.17		$0.56	$(0.39)	$—	$(0.39)	$11.21
2015	11.04	0.40	—	**	0.40	(0.40)	—	(0.40)	11.04
2014	11.20	0.41	(0.17)		0.24	(0.40)	—	(0.40)	11.04
2013	11.14	0.41	0.07		0.48	(0.42)	—	(0.42)	11.20
2012	10.46	0.44	0.68		1.12	(0.44)	—	(0.44)	11.14
Class C (02/14)
2016	10.99	0.29	0.19		0.48	(0.30)	—	(0.30)	11.17
2015	11.00	0.30	—	**	0.30	(0.31)	—	(0.31)	10.99
2014(e)	10.79	0.02	0.28		0.30	(0.09)	—	(0.09)	11.00
Class C2 (01/94)(f)
2016	11.00	0.33	0.17		0.50	(0.33)	—	(0.33)	11.17
2015	11.00	0.33	0.01		0.34	(0.34)	—	(0.34)	11.00
2014	11.17	0.35	(0.18)		0.17	(0.34)	—	(0.34)	11.00
2013	11.10	0.35	0.08		0.43	(0.36)	—	(0.36)	11.17
2012	10.43	0.38	0.67		1.05	(0.38)	—	(0.38)	11.10
Class I (02/97)
2016	11.00	0.41	0.18		0.59	(0.41)	—	(0.41)	11.18
2015	11.00	0.42	—	**	0.42	(0.42)	—	(0.42)	11.00
2014	11.16	0.43	(0.17)		0.26	(0.42)	—	(0.42)	11.00
2013	11.10	0.44	0.06		0.50	(0.44)	—	(0.44)	11.16
2012	10.43	0.46	0.67		1.13	(0.46)	—	(0.46)	11.10

64	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.28%	$96,938	0.83%		0.82%		3.50%		16%
3.65	89,014	0.83		0.82		3.57		11
2.27	97,333	0.83		0.82		3.83		9
4.34	109,963	0.81		0.80		3.67		10
10.89	104,821	0.84		0.83		4.03		16

4.45	8,325	1.62		1.61		2.65		16
2.73	3,480	1.62		1.61		2.68		11
2.82	298	1.63	*	1.62	*	2.69	*	9

4.64	28,958	1.38		1.37		2.96		16
3.10	30,258	1.38		1.37		3.02		11
1.61	34,234	1.38		1.37		3.29		9
3.90	38,589	1.36		1.35		3.12		10
10.24	34,504	1.39		1.38		3.48		16

5.47	46,953	0.63		0.62		3.69		16
3.83	40,496	0.63		0.62		3.76		11
2.46	33,450	0.63		0.62		4.04		9
4.58	40,839	0.61		0.60		3.87		10
11.07	42,782	0.64		0.63		4.23		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	65

Financial Highlights (continued)

Louisiana

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/89)
2016	$11.40	$0.41	$0.24	$0.65	$(0.43)	$—	$(0.43)	$11.62
2015	11.25	0.44	0.15	0.59	(0.44)	—	(0.44)	11.40
2014	11.32	0.45	(0.10)	0.35	(0.42)	—	(0.42)	11.25
2013	11.38	0.44	(0.06)	0.38	(0.44)	—	(0.44)	11.32
2012	10.55	0.47	0.83	1.30	(0.47)	—	(0.47)	11.38
Class C (02/14)
2016	11.35	0.32	0.23	0.55	(0.34)	—	(0.34)	11.56
2015	11.20	0.33	0.17	0.50	(0.35)	—	(0.35)	11.35
2014(e)	10.80	0.02	0.48	0.50	(0.10)	—	(0.10)	11.20
Class C2 (02/94)(f)
2016	11.35	0.35	0.23	0.58	(0.37)	—	(0.37)	11.56
2015	11.20	0.37	0.16	0.53	(0.38)	—	(0.38)	11.35
2014	11.28	0.39	(0.11)	0.28	(0.36)	—	(0.36)	11.20
2013	11.34	0.37	(0.05)	0.32	(0.38)	—	(0.38)	11.28
2012	10.51	0.41	0.83	1.24	(0.41)	—	(0.41)	11.34
Class I (02/97)
2016	11.43	0.44	0.23	0.67	(0.46)	—	(0.46)	11.64
2015	11.28	0.46	0.16	0.62	(0.47)	—	(0.47)	11.43
2014	11.35	0.47	(0.09)	0.38	(0.45)	—	(0.45)	11.28
2013	11.41	0.46	(0.06)	0.40	(0.46)	—	(0.46)	11.35
2012	10.58	0.49	0.83	1.32	(0.49)	—	(0.49)	11.41

66	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.82%	$90,958	0.84%		0.84%		3.61%		5%
5.34	81,264	0.84		0.84		3.81		12
3.35	77,147	0.86		0.85		4.13		23
3.35	95,749	0.85		0.84		3.83		13
12.53	81,109	0.87		0.86		4.31		33

4.93	7,910	1.64		1.64		2.77		5
4.54	3,330	1.63		1.63		2.92		12
4.68	229	1.66	*	1.65	*	2.96	*	23

5.21	22,467	1.39		1.39		3.07		5
4.81	23,535	1.39		1.39		3.27		12
2.69	25,751	1.41		1.40		3.58		23
2.82	33,593	1.40		1.39		3.27		13
11.97	26,990	1.42		1.41		3.74		33

5.94	14,231	0.64		0.64		3.80		5
5.54	9,791	0.64		0.64		4.00		12
3.56	6,501	0.66		0.65		4.33		23
3.55	7,794	0.65		0.64		4.01		13
12.74	5,007	0.67		0.66		4.47		33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (continued)

North Carolina

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2016	$10.95	$0.34	$0.26	$0.60	$(0.34)	$—	$(0.34)	$11.21
2015	10.95	0.35	— **	0.35	(0.35)	—	(0.35)	10.95
2014	11.04	0.37	(0.08)	0.29	(0.38)	—	(0.38)	10.95
2013	11.07	0.39	(0.02)	0.37	(0.40)	—	(0.40)	11.04
2012	10.36	0.41	0.71	1.12	(0.41)	—	(0.41)	11.07
Class C (02/14)
2016	10.95	0.25	0.25	0.50	(0.25)	—	(0.25)	11.20
2015	10.94	0.26	0.01	0.27	(0.26)	—	(0.26)	10.95
2014(e)	10.63	0.04	0.36	0.40	(0.09)	—	(0.09)	10.94
Class C2 (10/93)(f)
2016	10.95	0.28	0.26	0.54	(0.28)	—	(0.28)	11.21
2015	10.95	0.29	— **	0.29	(0.29)	—	(0.29)	10.95
2014	11.04	0.31	(0.08)	0.23	(0.32)	—	(0.32)	10.95
2013	11.07	0.33	(0.02)	0.31	(0.34)	—	(0.34)	11.04
2012	10.36	0.35	0.72	1.07	(0.36)	—	(0.36)	11.07
Class I (02/97)
2016	10.99	0.36	0.27	0.63	(0.36)	—	(0.36)	11.26
2015	10.99	0.37	— **	0.37	(0.37)	—	(0.37)	10.99
2014	11.08	0.39	(0.08)	0.31	(0.40)	—	(0.40)	10.99
2013	11.10	0.41	— **	0.41	(0.43)	—	(0.43)	11.08
2012	10.40	0.44	0.70	1.14	(0.44)	—	(0.44)	11.10

68	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.57%	$177,219	0.79%		0.78%		3.07%		6%
3.26	164,797	0.78		0.78		3.19		11
2.78	173,143	0.80		0.80		3.50		7
3.37	197,820	0.80		0.78		3.47		10
11.04	176,927	0.81		0.80		3.85		9

4.63	13,415	1.59		1.58		2.25		6
2.52	7,331	1.58		1.58		2.36		11
3.75	1,788	1.60	*	1.60	*	2.40	*	7

4.97	36,986	1.34		1.33		2.53		6
2.67	39,460	1.33		1.33		2.64		11
2.20	45,856	1.35		1.35		2.96		7
2.82	57,987	1.35		1.33		2.92		10
10.47	49,381	1.36		1.35		3.30		9

5.81	261,979	0.59		0.58		3.27		6
3.41	215,885	0.58		0.58		3.39		11
2.95	186,847	0.60		0.60		3.70		7
3.67	223,051	0.60		0.58		3.67		10
11.15	211,559	0.61		0.60		4.05		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	69

Financial Highlights (continued)

Tennessee

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/87)
2016	$11.85	$0.41	$0.26	$0.67	$(0.38)	$—	$(0.38)	$12.14
2015	11.82	0.40	0.02	0.42	(0.39)	—	(0.39)	11.85
2014	12.02	0.41	(0.17)	0.24	(0.39)	(0.05)	(0.44)	11.82
2013	12.04	0.41	0.03	0.44	(0.40)	(0.06)	(0.46)	12.02
2012	11.24	0.45	0.83	1.28	(0.45)	(0.03)	(0.48)	12.04
Class C (02/14)
2016	11.81	0.31	0.27	0.58	(0.29)	—	(0.29)	12.10
2015	11.79	0.30	0.01	0.31	(0.29)	—	(0.29)	11.81
2014(e)	11.49	0.03	0.36	0.39	(0.09)	—	(0.09)	11.79
Class C2 (10/93)(f)
2016	11.83	0.34	0.27	0.61	(0.32)	—	(0.32)	12.12
2015	11.80	0.33	0.02	0.35	(0.32)	—	(0.32)	11.83
2014	12.01	0.34	(0.18)	0.16	(0.32)	(0.05)	(0.37)	11.80
2013	12.02	0.34	0.05	0.39	(0.34)	(0.06)	(0.40)	12.01
2012	11.23	0.38	0.83	1.21	(0.39)	(0.03)	(0.42)	12.02
Class I (02/97)
2016	11.83	0.43	0.27	0.70	(0.41)	—	(0.41)	12.12
2015	11.80	0.42	0.02	0.44	(0.41)	—	(0.41)	11.83
2014	12.01	0.43	(0.18)	0.25	(0.41)	(0.05)	(0.46)	11.80
2013	12.02	0.43	0.05	0.48	(0.43)	(0.06)	(0.49)	12.01
2012	11.23	0.47	0.82	1.29	(0.47)	(0.03)	(0.50)	12.02

70	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.78%	$301,829	0.82%		0.78%		3.40%		10%
3.54	291,997	0.79		0.78		3.35		3
2.11	304,426	0.80		0.79		3.54		3
3.72	367,265	0.79		0.78		3.33		8
11.64	334,205	0.82		0.81		3.84		16

4.95	19,186	1.61		1.57		2.56		10
2.64	8,775	1.58		1.57		2.50		3
3.40	1,547	1.60	*	1.59	*	2.42	*	3

5.21	80,706	1.37		1.33		2.86		10
2.98	84,804	1.34		1.33		2.80		3
1.45	93,355	1.35		1.34		3.00		3
3.26	121,645	1.34		1.33		2.78		8
10.99	97,520	1.37		1.36		3.28		16

6.00	82,111	0.62		0.58		3.59		10
3.75	58,465	0.59		0.58		3.54		3
2.24	42,477	0.60		0.59		3.75		3
4.01	36,091	0.59		0.58		3.53		8
11.79	24,687	0.62		0.61		4.01		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	71

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is May 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by each Fund’s respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

72	NUVEEN

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Georgia	Louisiana	North Carolina
Outstanding when-issued/delayed delivery purchase commitments	$3,123,825	$2,261,662	$12,497,566

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	73

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Georgia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$176,450,646	$—	$176,450,646
Short-Term Investments*:
Municipal Bonds	—	1,195,000	—	1,195,000
Total	$—	$177,645,646	$—	$177,645,646

Louisiana
Long-Term Investments*:
Municipal Bonds	$—	$132,585,397	$—	$132,585,397

74	NUVEEN

North Carolina	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$496,094,785	$—	$496,094,785

Tennessee
Long-Term Investments*:
Municipal Bonds	$—	$506,193,768	$—	$506,193,768
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

NUVEEN	75

Notes to Financial Statements (continued)

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Georgia	Louisiana	North Carolina	Tennessee
Floating rate obligations: self-deposited Inverse Floaters	$3,380,000	$750,000	$9,255,000	$27,290,000
Floating rate obligations: externally-deposited Inverse Floaters	9,030,000	3,000,000	—	7,500,000
Total	$12,410,000	$3,750,000	$9,255,000	$34,790,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	Georgia	Louisiana	North Carolina	Tennessee
Average floating rate obligations outstanding	$3,380,000	$750,000	$9,255,000	$27,290,000
Average annual interest rate and fees	0.73%	0.66%	0.72%	0.73%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity

76	NUVEEN

Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$750,000	$9,255,000	$19,040,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	3,000,000	—	—
Total	$—	$3,750,000	$9,255,000	$19,040,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

NUVEEN	77

Notes to Financial Statements (continued)

During the current fiscal period, Georgia, North Carolina and Tennessee managed credit risk by investing in credit default swaps to purchase credit protection.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

	Georgia	North Carolina	Tennessee
Average notional amount of credit default swap contracts outstanding*	$185,000	$338,000	$369,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in net Unrealized Appreciation (Depreciation) of Swaps
Georgia	Credit	Swaps	$26,336	$(20,657)
North Carolina	Credit	Swaps	54,524	(46,711)
Tennessee	Credit	Swaps	59,478	(50,995)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 5/31/16		Year Ended 5/31/15
Georgia	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,025,722	$11,398,787	616,191	$6,837,252
Class C	468,179	5,178,205	310,963	3,435,436
Class C2	18,049	199,627	20,912	231,278
Class I	1,536,153	16,980,649	1,428,896	15,789,949
Shares issued to shareholders due to reinvestment of distributions:
Class A	218,377	2,424,229	205,922	2,284,465
Class C	10,459	115,732	2,740	30,339
Class C2	51,163	565,561	51,485	569,120
Class I	63,680	704,597	44,426	491,430
	3,391,782	37,567,387	2,681,535	29,669,269
Shares redeemed:
Class A	(664,589)	(7,365,186)	(1,571,530)	(17,403,862)
Class C	(49,843)	(550,114)	(24,207)	(268,291)
Class C2	(228,369)	(2,524,399)	(431,836)	(4,770,614)
Class I	(1,080,982)	(11,978,687)	(831,865)	(9,172,258)
	(2,023,783)	(22,418,386)	(2,859,438)	(31,615,025)
Net increase (decrease)	1,367,999	$15,149,001	(177,903)	$(1,945,756)

78	NUVEEN

	Year Ended 5/31/16		Year Ended 5/31/15
Louisiana	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,219,437	$14,038,270	953,232	$10,912,626
Class C	423,875	4,849,493	288,218	3,273,180
Class C2	15,927	181,279	14,410	163,975
Class I	630,628	7,267,180	438,171	5,027,447
Shares issued to shareholders due to reinvestment of distributions:
Class A	216,027	2,477,945	209,652	2,396,495
Class C	10,310	117,847	2,892	33,058
Class C2	46,604	531,952	51,460	585,496
Class I	24,558	282,536	17,386	199,415
	2,587,366	29,746,502	1,975,421	22,591,692
Shares redeemed:
Class A	(734,528)	(8,418,698)	(891,032)	(10,166,794)
Class C	(43,432)	(495,559)	(18,101)	(206,168)
Class C2	(193,003)	(2,200,544)	(290,128)	(3,286,193)
Class I	(289,930)	(3,335,646)	(175,198)	(2,003,817)
	(1,260,893)	(14,450,447)	(1,374,459)	(15,662,972)
Net increase (decrease)	1,326,473	$15,296,055	600,962	$6,928,720

	Year Ended 5/31/16		Year Ended 5/31/15
North Carolina	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,777,862	$30,701,576	2,423,122	$26,720,435
Class C	622,736	6,894,494	536,737	5,920,797
Class C2	17,165	189,324	32,751	361,158
Class I	6,542,260	72,579,165	4,878,144	53,981,590
Shares issued to shareholders due to reinvestment of distributions:
Class A	410,441	4,533,997	405,238	4,472,593
Class C	15,837	175,140	7,930	87,568
Class C2	65,307	721,230	74,968	827,293
Class I	402,958	4,472,510	325,714	3,609,061
	10,854,566	120,267,436	8,684,604	95,980,495
Shares redeemed:
Class A	(2,425,109)	(26,850,059)	(3,592,381)	(39,596,408)
Class C	(111,007)	(1,227,498)	(38,355)	(422,554)
Class C2	(386,477)	(4,260,952)	(693,186)	(7,639,849)
Class I	(3,310,120)	(36,702,852)	(2,572,541)	(28,446,100)
	(6,232,713)	(69,041,361)	(6,896,463)	(76,104,911)
Net increase (decrease)	4,621,853	$51,226,075	1,788,141	$19,875,584

NUVEEN	79

Notes to Financial Statements (continued)

	Year Ended 5/31/16		Year Ended 5/31/15
Tennessee	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,846,656	$34,199,329	1,893,679	$22,624,060
Class C	900,037	10,798,556	629,374	7,490,690
Class C2	58,134	695,784	51,574	611,288
Class I	2,281,103	27,419,160	2,099,909	24,975,884
Shares issued to shareholders due to reinvestment of distributions:
Class A	638,606	7,654,248	623,779	7,449,578
Class C	21,870	261,822	8,220	97,983
Class C2	148,488	1,776,764	153,811	1,834,174
Class I	152,795	1,830,024	118,073	1,408,717
	7,047,689	84,635,687	5,578,419	66,492,374
Shares redeemed:
Class A	(3,263,093)	(38,924,270)	(3,627,357)	(43,186,369)
Class C	(79,079)	(943,314)	(25,958)	(309,177)
Class C2	(715,575)	(8,547,291)	(946,141)	(11,269,008)
Class I	(600,220)	(7,164,890)	(874,895)	(10,420,678)
	(4,657,967)	(55,579,765)	(5,474,351)	(65,185,232)
Net increase (decrease)	2,389,722	$29,055,922	104,068	$1,307,142

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$40,591,356	$21,559,871	$86,379,199	$80,133,669
Sales and maturities	27,741,250	5,510,104	27,276,705	45,731,568

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of May 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$163,373,507	$121,179,289	$445,027,272	$438,068,630
Gross unrealized:
Appreciation	$11,459,512	$11,146,237	$41,895,481	$40,980,948
Depreciation	(567,639)	(490,129)	(82,983)	(145,952)
Net unrealized appreciation (depreciation) of investments	$10,891,873	$10,656,108	$41,812,498	$40,834,996

80	NUVEEN

Permanent differences, primarily due to taxable market discount, treatment of notional principal contracts and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2016, the Funds’ tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$(1)	$—	$(1,256,362)	$—
Undistributed (Over-distribution of) net investment income	(13,246)	(1,233)	(23,212)	(24,925)
Accumulated net realized gain (loss)	13,247	1,233	1,279,574	24,925

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2016, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income[1]	$545,469	$355,633	$915,982	$2,363,884
Undistributed net ordinary income[2]	61,960	—	—	—
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2016 through May 31, 2016, and paid on June 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2016 and May 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income[3]	$5,864,338	$4,483,896	$13,930,304	$13,889,850
Distributions from net ordinary income[2]	58,563	2,334	—	27,806
Distributions from net long-term capital gains	—	—	—	—

2015	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$5,640,645	$4,263,686	$13,313,432	$13,880,203
Distributions from net ordinary income[2]	31,600	—	16,802	49,213
Distributions from net long-term capital gains	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2016, as Exempt Interest Dividends.

As of May 31, 2016, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Georgia	Louisiana	North Carolina	Tennessee
Expiration:
May 31, 2017	$2,634,690	$—	$1,649,881	$—
May 31, 2018	3,466,007	1,974,371	4,606,864	—
May 31, 2019	—	107,840	—	—
Not subject to expiration	634,933	2,162,832	2,205,752	3,387,217
Total	$6,735,630	$4,245,043	$8,462,497	$3,387,217

As of May 31, 2016, the Funds’ tax year end, $1,256,363 of North Carolina’s capital loss carryforward expired.

During the Funds’ tax year ended May 31, 2016, the following Funds utilized capital loss carryforwards as follows:

	Louisiana	North Carolina	Tennessee
Utilized capital loss carryforwards	$85,132	$178,750	$620,537

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	81

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:

Average Daily Net Assets	Georgia	Louisiana	North Carolina	Tennessee
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2016, the complex-level fee for each Fund was 0.1621%.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$114,462	$282,302	$167,283	$413,721
Paid to financial intermediaries (Unaudited)	98,471	246,146	145,866	359,392

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	$71,860	$79,444	$89,925	$196,809

82	NUVEEN

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	$42,723	$35,246	$54,431	$73,563

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	$—	$4,969	$4,754	$3,704

8. Borrowings Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2015, (the only day utilized during the current fiscal period) Tennessee borrowed $1,284,015 from the Unsecured Credit Line at an annualized interest rate of 1.68% on its outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

NUVEEN	83

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

84	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	85

Glossary of Terms Used in this Report (Unaudited) (continued)

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the Sub-Adviser and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	87

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance programs, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. With respect to open-end funds, the Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of each Fund. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

88	NUVEEN

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Georgia Municipal Bond Fund (the “Georgia Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods. Although the Fund narrowly underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been favorable.

For Nuveen Louisiana Municipal Bond Fund (the “Louisiana Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods. The Board determined that the Fund’s performance had been favorable.

For Nuveen North Carolina Municipal Bond Fund (the “North Carolina Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and the first quartile in the three- and five-year periods. The Board determined that the Fund’s performance had been generally favorable.

For Nuveen Tennessee Municipal Bond Fund (the “Tennessee Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been generally favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; differences in services provided; and differences in the states reflected in the Peer Universe or Peer Group can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective

NUVEEN	89

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Georgia Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with the peer average; and the Louisiana Fund, the North Carolina Fund and the Tennessee Fund each had a net management fee slightly higher than its peer average, but a net expense ratio below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for

90	NUVEEN

TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

NUVEEN	91

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

92	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

NUVEEN	93

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

94	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185

NUVEEN	95

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102
(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

96	NUVEEN

Notes

NUVEEN	97

Notes

98	NUVEEN

Notes

NUVEEN	99

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-MS5-0516D        17344-INV-Y-07/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUND

Fiscal Year Ended May 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	28,007	0	17	95
Nuveen Louisiana Municipal Bond Fund	27,773	0	11	57
Nuveen North Carolina Municipal Bond Fund	29,313	0	41	0
Nuveen Tennessee Municipal Bond Fund	29,273	0	45	237

Total	$114,366	$0	$114	$389

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%
Nuveen Tennessee Municipal Bond Fund	0%	0%	0%	0%

May 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	26,998	0	0	0
Nuveen Louisiana Municipal Bond Fund	26,823	0	0	0
Nuveen North Carolina Municipal Bond Fund	28,041	0	0	0
Nuveen Tennessee Municipal Bond Fund	28,149	0	0	0

Total	$110,011	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%
Nuveen Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	112	0	0	112
Nuveen Louisiana Municipal Bond Fund	68	0	0	68
Nuveen North Carolina Municipal Bond Fund	41	0	0	41
Nuveen Tennessee Municipal Bond Fund	282	0	0	282

Total	$503	$0	$0	$503

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	0	0	0	0
Nuveen Louisiana Municipal Bond Fund	0	0	0	0
Nuveen North Carolina Municipal Bond Fund	0	0	0	0
Nuveen Tennessee Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2016